UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2023

Date of reporting period:	8/31/2023

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Income Fund

October 16, 2023

PGIM Short Duration High Yield Income Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	3.93	3.19	3.62	—

(without sales charges)	6.33	3.66	3.85	—

Class C

(with sales charges)	4.54	2.89	3.08	—

(without sales charges)	5.54	2.89	3.08	—

Class Z

(without sales charges)	6.60	3.90	4.11	—

Class R6

(without sales charges)	6.78	3.97	N/A	4.12 (10/27/2014)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index

	7.63	3.67	3.97	—

Average Annual Total Returns as of 8/31/23 Since Inception (%)

Class R6 (10/27/2014)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index	3.75

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index, by portraying the initial account values at the beginning of the 10-year period (August 31, 2013) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration High Yield Income Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US High Yield Ba/B 1–5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B 1–5 Year 1% Capped Index (the Index) represents the performance of US short duration, higher-rated high yield bonds.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	6.8

BBB	5.1

BB	41.0

B	34.6

CCC	6.9

D	0.5

Not Rated	2.2

Cash/Cash Equivalents	2.9

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.50	7.26	7.25

Class C	0.44	6.66	6.66

Class Z	0.52	7.68	7.61

Class R6	0.52	7.72	7.72

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration High Yield Income Fund 7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Short Duration High Yield Income Fund’s Class Z shares returned 6.60% in the 12-month reporting period that ended August 31, 2023, underperforming the 7.63% return of the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index (the Index).

What were the market conditions?

•

US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

•

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 113 basis points (bps) to 372 bps as of the end of the reporting period. (One basis point equals 0.01%.) Spreads on the short-duration, higher-quality portion of the high yield market, as measured by the Bloomberg US High Yield Ba/B 1-5 year 1% Constrained Index, tightened 133 bps over the reporting period to 292 bps.

•

Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

•

After posting outflows of $47 billion during 2022, high yield bond mutual funds saw $11.7 billion of outflows during the first eight months of 2023. However, technicals remained supportive as subdued primary activity helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuance totaled $111.2 billion through the first eight months of 2023, or just $40.8 billion excluding refinancing activity.

•

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.40%, which was below its long-term historical average but 75 bps higher than the beginning of the year and 119 bps higher than a year earlier, according to J.P. Morgan.

What worked?

•

Overall security selection contributed to the Fund’s performance over the reporting period, with selection in technology, healthcare & pharmaceuticals, and consumer non-cyclicals contributing the most.

•

In individual security selection, positioning in Lumen Technologies Inc. (telecom), Bausch Health Americas Inc. (pharmaceuticals), and West Technology Group LLC (consumer non-cyclical) were among the largest contributors to performance.

•

While overall sector allocation detracted from performance, an overweight relative to the Index to building materials & home construction, along with underweights relative to the Index to retailers & restaurants and real estate investment trusts (REITs), contributed.

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What didn’t work?

•	While overall security selection contributed to the Fund’s performance during the reporting period, security selections in chemicals, upstream energy, and media & entertainment detracted.

•

Overall sector allocation detracted from performance, with an underweight relative to the Index to gaming/lodging/leisure, along with overweights relative to the Index to telecom and cable & satellite, detracting the most.

•	In individual security selection, positioning in Venator Materials LLC (chemicals), Digicel Group Holdings Ltd. (telecom), and CSC Holdings LLC (media) detracted from results.

•

Having less beta, on average, in the Fund relative to the Index over the reporting period had a negative impact on returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Did the Fund use derivatives?

The Fund used credit index derivatives and interest rate futures to manage its overall risk profile during the reporting period, the aggregate impact of which was positive.

Current outlook

•

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. The market is of a higher quality than prior cycles, with BB-rated credits comprising nearly 50% of the market, net leverage remaining near all-time lows, and interest coverage near all-time highs. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

•

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

•

While the short-term outlook is somewhat positive, PGIM Fixed Income forecasts a flat excess return over the next 12 months. In terms of positioning, PGIM Fixed Income remains defensive but is looking to opportunistically add higher-quality and short-duration risk on pullbacks from here.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Short Duration High Yield Income Fund 9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration High Yield Income Fund		Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,045.00	1.00%	$5.15

	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

Class C	Actual	$1,000.00	$1,041.10	1.75%	$9.00

	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89

Class Z	Actual	$1,000.00	$1,046.30	0.75%	$3.87

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Class R6	Actual	$1,000.00	$1,047.90	0.70%	$3.61

	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration High Yield Income Fund 11

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 95.4%

ASSET-BACKED SECURITIES 3.2%

Collateralized Loan Obligations

BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.761%(c)	08/20/32	20,000	$19,850,778
BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)	6.588(c)	10/20/30	4,708	4,698,606
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 0.000%)	6.669(c)	07/27/31	5,237	5,208,128
Series 2015-04A, Class A1R, 144A, 3 Month SOFR + 1.602% (Cap N/A, Floor 0.000%)	6.928(c)	07/20/32	7,000	6,973,670
Guggenheim CLO STAT Ltd. (Cayman Islands),
Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	7.941(c)	10/25/31	22,772	22,875,717
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	7.546(c)	10/20/31	35,395	35,421,044
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	6.598(c)	10/15/32	7,500	7,434,398
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.723(c)	04/25/31	8,913	8,894,914
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	01/20/31	12,885	12,843,833
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)	7.696(c)	01/20/31	22,809	22,851,650

TOTAL ASSET-BACKED SECURITIES (cost $146,057,394)				147,052,738

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% (original cost $56,425; purchased 03/21/23 - 04/03/23)(f) (cost $56,425)	7.000	09/18/23(oo)	383	36,380

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 13

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 79.4%

Aerospace & Defense 2.1%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000%	02/15/28	15,150	$14,113,172
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	23,375	22,912,409
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	3,828	3,820,535
Sr. Unsec’d. Notes, 144A(a)	7.500	02/01/29	3,900	3,826,875
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	14,150	14,114,625
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	4,461	4,405,203
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	8,575	8,714,344
TransDigm, Inc.,
Gtd. Notes	5.500	11/15/27	20,458	19,419,030
Gtd. Notes(a)	7.500	03/15/27	6,788	6,804,372
Sr. Sec’d. Notes, 144A	6.250	03/15/26	2,475	2,458,989

				100,589,554

Airlines 1.3%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A(a)	7.250	02/15/28	2,925	2,871,014
Sr. Sec’d. Notes, 144A	11.750	07/15/25	4,896	5,361,960
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	36,730	36,046,006
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	4,237	3,995,299
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	7.875	05/01/27	7,933	7,159,533
Sr. Unsec’d. Notes, 144A(a)	9.500	06/01/28	3,500	3,228,750

				58,662,562

Apparel 0.2%

Hanesbrands, Inc.,
Gtd. Notes, 144A(a)	4.875	05/15/26	1,475	1,378,989
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	7,240	7,019,098

				8,398,087

Auto Manufacturers 1.5%

Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.750	10/01/27	3,824	3,588,517

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.300%	02/10/25	4,000	$3,750,400
Sr. Unsec’d. Notes	2.700	08/10/26	1,750	1,567,097
Sr. Unsec’d. Notes(a)	2.900	02/16/28	12,250	10,440,618
Sr. Unsec’d. Notes	4.125	08/17/27	3,207	2,910,869
Sr. Unsec’d. Notes	4.950	05/28/27	2,300	2,155,077
Sr. Unsec’d. Notes(a)	5.584	03/18/24	1,525	1,517,795
Sr. Unsec’d. Notes(a)	6.800	05/12/28	8,625	8,619,121
Sr. Unsec’d. Notes	6.950	03/06/26	3,800	3,808,517
Sr. Unsec’d. Notes	7.350	11/04/27	9,750	9,931,751
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	6,625	6,642,225
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A	2.750	03/09/28	3,125	2,632,365
Sr. Unsec’d. Notes, 144A, MTN	1.850	09/16/26	6,450	5,591,946
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A(a)	4.345	09/17/27	2,750	2,517,064
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	3,950	3,794,244

				69,467,606

Auto Parts & Equipment 0.7%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A(a)	4.875	08/15/26	6,695	6,410,462
Sr. Sec’d. Notes, 144A	7.000	04/15/28	3,300	3,300,000
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	1,341	1,305,765
Gtd. Notes(a)	6.500	04/01/27	4,444	4,215,634
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	4,737	4,632,028
Dana, Inc.,
Sr. Unsec’d. Notes(a)	5.375	11/15/27	2,400	2,282,852
Sr. Unsec’d. Notes(a)	5.625	06/15/28	1,000	940,934
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	8,275	6,814,716
Titan International, Inc.,
Sr. Sec’d. Notes(a)	7.000	04/30/28	2,300	2,189,923

				32,092,314

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 15

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.7%

Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN	3.625%	09/09/24	2,170	$2,111,368
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	3,925	3,610,762
Sr. Unsec’d. Notes, 144A	8.250	04/15/25	4,950	4,883,369
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A, MTN	5.017	06/26/24	5,525	5,372,510
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	7.250	03/13/28	14,600	14,691,250

				30,669,259

Building Materials 1.2%

Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	5,175	5,065,291
JELD-WEN, Inc.,
Gtd. Notes, 144A(a)	4.625	12/15/25	4,570	4,426,795
Gtd. Notes, 144A(a)	4.875	12/15/27	6,320	5,635,867
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	1,376	1,296,880
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	5,600	5,154,989
Sr. Unsec’d. Notes, 144A(a)	5.000	02/15/27	35,138	33,376,821

				54,956,643

Chemicals 2.2%

Avient Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.750	05/15/25	27,462	27,100,553
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 8.250% and PIK 2.000% (original cost $5,913,003; purchased 04/05/19)(f)	10.250	09/01/27	6,000	5,197,722
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	13,450	13,197,947
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	3,481	2,877,862
Sr. Sec’d. Notes, 144A	9.750	11/15/28	7,775	7,838,914
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	363	356,733
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A(a)	3.125	03/15/27	18,392	16,236,274

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000%	12/16/27		5,361	$5,420,101
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25(d)		4,070	122,100
Sr. Sec’d. Notes, 144A	9.500	07/01/25(d)		25,261	19,703,580
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27		4,615	4,306,457

					102,358,243

Coal 0.1%

Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	13.125	05/01/28		6,200	5,727,250

Commercial Services 4.3%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.500	03/01/28		4,953	4,631,530
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		60,146	57,256,731
Sr. Unsec’d. Notes, 144A	9.750	07/15/27		10,774	9,895,646
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		10,366	8,811,100
Sr. Sec’d. Notes, 144A	4.625	06/01/28		3,625	3,045,000
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A(a)	5.625	04/15/26		19,350	17,913,007
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27		15,275	14,081,265
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A(a)	4.750	04/01/28		1,020	925,531
Gtd. Notes, 144A(a)	5.750	07/15/27		6,575	6,316,032
Gtd. Notes, 144A	5.750	07/15/27		13,920	13,296,845
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	1,825	1,940,277
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		1,311	1,219,703
Herc Holdings, Inc.,
Gtd. Notes, 144A(a)	5.500	07/15/27		14,941	14,359,136
Hertz Corp. (The),
Gtd. Notes, 144A(a)	4.625	12/01/26		3,625	3,279,118

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 17

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500%	09/01/28	6,250	$5,317,802
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	1,275	1,212,594
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	36,573	36,413,464
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	2,175	2,205,306

				202,120,087

Computers 0.8%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	2,100	1,872,024
NCR Corp.,
Gtd. Notes, 144A	5.750	09/01/27	18,220	18,384,006
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	15,915	15,658,755

				35,914,785

Distribution/Wholesale 0.4%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	18,099	15,806,638
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A	6.750	03/15/28	1,200	1,210,200

				17,016,838

Diversified Financial Services 3.7%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	26,515	25,866,750
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	950	874,532
Gtd. Notes, 144A(a)	5.375	12/01/24	27,557	27,074,753
LD Holdings Group LLC,
Gtd. Notes, 144A(a)	6.125	04/01/28	13,275	8,663,777
LFS Topco LLC,
Gtd. Notes, 144A(a)	5.875	10/15/26	11,200	9,718,625
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.375	05/01/28	1,175	1,196,009

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500%	08/15/28	9,470	$8,618,037
Gtd. Notes, 144A(a)	6.000	01/15/27	6,775	6,502,284
Navient Corp.,
Sr. Unsec’d. Notes(a)	5.875	10/25/24	500	492,508
Sr. Unsec’d. Notes	6.750	06/25/25	5,150	5,126,616
Sr. Unsec’d. Notes, MTN	6.125	03/25/24	14,883	14,825,673
OneMain Finance Corp.,
Gtd. Notes(a)	3.500	01/15/27	3,400	2,959,581
Gtd. Notes	3.875	09/15/28	2,525	2,070,158
Gtd. Notes	6.125	03/15/24	1,000	998,254
Gtd. Notes	6.875	03/15/25	17,747	17,658,265
Gtd. Notes	7.125	03/15/26	17,838	17,587,521
Gtd. Notes	8.250	10/01/23	4,775	4,781,044
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	11,575	11,196,763
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A(a)	2.875	10/15/26	8,069	7,179,996

				173,391,146

Electric 2.0%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	10,660	9,873,316
Sr. Sec’d. Notes, 144A(a)	5.250	06/01/26	7,765	7,627,256
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	17,347	15,807,413
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	13,524	12,793,798
Gtd. Notes, 144A	5.250	06/15/29	10,250	9,228,502
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	18,241	17,173,067
Gtd. Notes, 144A	5.500	09/01/26	3,617	3,487,933
Gtd. Notes, 144A	5.625	02/15/27	16,133	15,524,651

				91,515,936

Electrical Components & Equipment 0.9%

Energizer Holdings, Inc.,
Gtd. Notes, 144A(a)	6.500	12/31/27	16,843	16,271,820

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 19

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment (cont’d.)

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125%	06/15/25	23,198	$23,365,161
Gtd. Notes, 144A(a)	7.250	06/15/28	2,802	2,855,784

				42,492,765

Electronics 0.4%

Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $16,666,646; purchased 10/08/20 - 04/26/22)(f)	9.750	10/15/25	16,109	15,730,775
Sensata Technologies BV,
Gtd. Notes, 144A	5.000	10/01/25	3,020	2,929,400
Gtd. Notes, 144A(a)	5.625	11/01/24	1,050	1,036,875

				19,697,050

Engineering & Construction 0.1%

AECOM,
Gtd. Notes	5.125	03/15/27	3,065	2,944,303
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30	700	722,803

				3,667,106

Entertainment 3.0%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	836	579,890
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	42,332	42,032,024
Sr. Sec’d. Notes, 144A	7.000	02/15/30	14,275	14,333,390
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	19,144	18,575,657
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	13,666	13,634,230
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	2,700	2,554,929
Sr. Sec’d. Notes, 144A	6.250	01/15/27	8,500	8,372,500
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	4,775	4,330,134
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	5,075	4,643,693

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625%	11/15/27		6,350	$5,889,625
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27		24,783	23,514,329

					138,460,401

Environmental Control 0.0%

GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28		1,700	1,511,521

Foods 2.2%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250	03/15/26		1,423	1,324,102
Gtd. Notes, 144A(a)	4.625	01/15/27		13,775	13,028,308
Gtd. Notes, 144A	6.500	02/15/28		750	746,329
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	04/01/25		25,380	24,784,320
Gtd. Notes(a)	5.250	09/15/27		22,026	19,505,755
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A(a)	7.500	04/15/25		15,986	15,971,681
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	1,000	989,878
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.875	09/30/27		17,510	17,339,708
Post Holdings, Inc.,
Gtd. Notes, 144A(a)	5.625	01/15/28		7,501	7,194,762

					100,884,843

Gas 0.6%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		9,274	9,098,830
Sr. Unsec’d. Notes	5.750	05/20/27		6,929	6,409,444
Sr. Unsec’d. Notes	5.875	08/20/26		11,889	11,272,946

					26,781,220

Healthcare-Services 2.2%

HCA, Inc.,
Gtd. Notes	7.050	12/01/27		15,705	16,332,188

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 21

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A(a)	4.375%	02/15/27	24,830	$21,483,789
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	41,378	38,826,879
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	21,883	20,469,578
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.625	06/15/28	5,744	5,301,017
Sr. Sec’d. Notes	4.875	01/01/26	1,731	1,678,177

				104,091,628

Home Builders 4.6%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	3,260	3,118,059
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	16,812	15,860,622
Gtd. Notes(a)	6.750	03/15/25	12,045	12,022,218
Gtd. Notes	7.250	10/15/29	6,417	6,221,683
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A(a)	6.250	09/15/27	31,689	29,035,046
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	6,996	6,976,837
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	7.000	12/15/25	29,712	28,709,220
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	18,060	16,842,877
Gtd. Notes, 144A	5.000	03/01/28	3,150	2,923,291
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	8,649	8,035,109
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	33,644	31,499,195
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	6,075	5,590,221
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	11,259	10,538,843
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	2,218	2,149,350
Gtd. Notes, 144A	5.875	06/15/27	6,681	6,565,095

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625%	03/01/24	6,397	$6,365,015
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	21,693	20,712,489
Gtd. Notes	5.700	06/15/28	2,143	2,030,991

				215,196,161

Household Products/Wares 0.1%

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A(a)	7.000	12/31/27	4,500	3,948,750
Sr. Sec’d. Notes, 144A(a)	5.000	12/31/26	2,736	2,537,640

				6,486,390

Housewares 0.2%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32	1,050	828,537
Gtd. Notes(a)	4.500	10/15/29	7,975	6,655,735

				7,484,272

Internet 1.8%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	11,805	9,881,829
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A(a)	3.500	05/01/26	1,150	1,073,534
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.000	04/15/25	47,505	46,587,853
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A(a)	5.250	12/01/27	15,010	14,367,147
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/30/27	16,180	14,163,371

				86,073,734

Iron/Steel 0.6%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	1,775	1,790,667

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 23

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	01/31/29	6,361	$6,334,753
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A(a)	6.750	04/15/30	3,750	3,572,563
Sr. Sec’d. Notes, 144A(a)	6.750	03/15/26	18,100	18,139,011

				29,836,994

Leisure Time 2.8%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	10,050	9,459,562
Gtd. Notes, 144A	7.625	03/01/26	15,025	14,937,404
Sr. Sec’d. Notes, 144A	7.000	08/15/29	1,400	1,415,750
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	4,375	4,487,800
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	21,356	20,075,067
Sr. Sec’d. Notes, 144A(a)	5.875	02/15/27	7,575	7,316,920
Sr. Sec’d. Notes, 144A	8.375	02/01/28	4,725	4,843,125
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	2,075	2,100,336
Sr. Unsec’d. Notes, 144A(a)	5.375	07/15/27	11,244	10,545,073
Sr. Unsec’d. Notes, 144A(a)	5.500	04/01/28	7,875	7,358,873
Sr. Unsec’d. Notes, 144A(a)	11.625	08/15/27	26,700	29,019,963
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	10,725	9,974,250
Gtd. Notes, 144A(a)	6.250	05/15/25	3,000	2,943,750
Sr. Unsec’d. Notes, 144A(a)	7.000	02/15/29	5,075	4,795,875

				129,273,748

Lodging 2.7%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A(a)	3.300	02/15/26	15,211	13,594,228
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes(a)	2.900	06/25/25	900	849,682
Sr. Unsec’d. Notes(a)	3.500	08/18/26	700	648,109
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	12,877	12,130,214
Gtd. Notes(a)	4.750	10/15/28	15,964	14,487,792
Gtd. Notes(a)	5.500	04/15/27	17,000	16,256,598
Gtd. Notes	5.750	06/15/25	965	953,033
Gtd. Notes	6.750	05/01/25	8,821	8,835,038

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875%	05/15/25		23,495	$22,699,969
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	5.500	01/15/26		26,232	24,530,593
Sr. Unsec’d. Notes, 144A	5.500	10/01/27		12,650	11,358,878
Sr. Unsec’d. Notes, 144A(a)	5.625	08/26/28		2,337	2,047,796

					128,391,930

Machinery-Diversified 1.5%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24		38,660	38,730,511
Sec’d. Notes, 144A	11.500	09/01/28		8,100	8,123,705
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(a)	5.250	07/15/27		26,957	25,154,251

					72,008,467

Media 9.4%

AMC Networks, Inc.,
Gtd. Notes(a)	5.000	04/01/24		12,485	12,360,498
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28		25,695	23,679,927
Sr. Unsec’d. Notes, 144A(a)	5.125	05/01/27		51,404	48,333,254
Sr. Unsec’d. Notes, 144A	5.500	05/01/26		20,679	20,148,126
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28		21,500	17,640,666
Gtd. Notes, 144A(a)	5.500	04/15/27		45,376	39,167,747
Sr. Unsec’d. Notes, 144A(a)	7.500	04/01/28		12,585	7,972,875
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $15,609,994; purchased 07/18/19 - 07/05/22)(f)	5.375	08/15/26	(d)	18,919	551,854
DISH DBS Corp.,
Gtd. Notes(a)	5.875	11/15/24		17,902	16,660,389
Gtd. Notes	7.750	07/01/26		44,200	33,026,795
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		7,925	8,046,755
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/26		39,512	36,033,688
Gtd. Notes, 144A(a)	7.000	05/15/27		2,000	1,792,732

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 25

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

iHeartCommunications, Inc.,
Sr. Sec’d. Notes(a)	6.375%	05/01/26	27,573	$24,056,065
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	23,983	22,715,463
Nexstar Media, Inc.,
Gtd. Notes, 144A	5.625	07/15/27	40,350	37,934,238
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.500	09/15/26	24,349	18,966,217
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	12,106	9,936,686
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	39,388	38,847,171
Sr. Sec’d. Notes, 144A	6.625	06/01/27	12,490	12,092,459
Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.375	06/15/24	7,288	7,244,345

				437,207,950

Mining 1.9%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A(a)	8.000	10/01/30	1,750	1,786,770
Constellium SE,
Gtd. Notes, 144A	5.875	02/15/26	3,212	3,151,518
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	6.875	03/01/26	800	781,728
Gtd. Notes, 144A	6.875	10/15/27	2,400	2,319,192
Gtd. Notes, 144A	7.500	04/01/25	16,731	16,661,985
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28	1,820	1,690,616
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	3,225	3,161,750
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	20,485	19,307,113
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	6,650	6,333,327
Novelis Corp.,
Gtd. Notes, 144A(a)	3.250	11/15/26	25,674	23,251,812
Gtd. Notes, 144A(a)	4.750	01/30/30	12,094	10,823,737

				89,269,548

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.3%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625%	07/01/27	8,461	$8,215,719
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	4,400	4,489,490

				12,705,209

Oil & Gas 4.4%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	10,000	10,047,256
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24(d)	10,985	1,099
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	1,750	1,739,857
Gtd. Notes, 144A	9.000	11/01/27	7,789	9,795,647
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	19,888	19,910,355
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	18,230	18,845,262
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	2,425	2,371,566
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(a)	6.375	06/15/26	14,500	14,204,871
Sr. Sec’d. Notes, 144A	7.000	06/15/25	9,285	9,196,794
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	5,850	6,024,952
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	6,675	6,667,995
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	3,675	3,757,888
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	11,468	11,221,511
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	1,200	1,123,713
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	1,000	961,245
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)	7.125	02/01/27	10,907	11,011,598
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	6,225	5,968,219
Nabors Industries, Inc.,
Gtd. Notes	5.750	02/01/25	4,190	4,109,993

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 27

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Nabors Industries, Inc., (cont’d.)
Gtd. Notes, 144A(a)	7.375%	05/15/27		7,625	$7,438,162
Noble Finance II LLC,
Gtd. Notes, 144A(a)	8.000	04/15/30		1,325	1,369,924
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.150	05/15/28		2,275	2,360,095
Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		11,915	11,468,188
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	7.125	01/15/26		4,646	4,593,175
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	10,530	12,246,025
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month LIBOR + 0.750%^	13.052(c)	12/15/28		6,500	6,370,000
Southwestern Energy Co.,
Gtd. Notes	5.375	02/01/29		3,175	3,010,036
Gtd. Notes(a)	5.375	03/15/30		5,600	5,242,044
Gtd. Notes(a)	8.375	09/15/28		3,284	3,410,305
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.875	03/15/28		865	842,187
Gtd. Notes	6.000	04/15/27		6,575	6,505,289
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30		2,200	2,240,810

					204,056,061

Packaging & Containers 1.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		4,853	4,524,500
Sr. Unsec’d. Notes, 144A(a)	5.250	08/15/27		3,150	2,700,558
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		11,950	10,504,985
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28		17,732	15,958,800
LABL, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.875	11/01/28		10,900	9,925,663
Sr. Sec’d. Notes, 144A	6.750	07/15/26		7,075	6,916,993
Sr. Sec’d. Notes, 144A(a)	9.500	11/01/28		2,075	2,139,297
Sr. Unsec’d. Notes, 144A(a)	10.500	07/15/27		5,450	5,203,425

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875%	08/15/26	4,775	$4,704,544
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	5,435	5,434,863
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.375	10/15/28	3,205	2,859,780
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A(a)	4.000	10/15/27	1,625	1,460,468
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A(a)	6.125	02/01/28	1,275	1,255,814
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	7,675	8,002,925

				81,592,615

Pharmaceuticals 1.6%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	17,601	15,927,400
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27	38,200	21,248,750
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	4,150	1,846,750
Gtd. Notes, 144A	7.000	01/15/28	3,468	1,569,270
Sr. Sec’d. Notes, 144A	4.875	06/01/28	784	464,520
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	1,288	1,165,216
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	36,954	31,934,654

				74,156,560

Pipelines 1.9%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	4,000	3,873,999
Gtd. Notes, 144A	7.875	05/15/26	24,275	24,686,147
EQM Midstream Partners LP,
Sr. Unsec’d. Notes(a)	4.125	12/01/26	4,129	3,868,552
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	920	911,352
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	6,100	6,056,333
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	5,315	5,362,846

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 29

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000%	08/01/27		6,197	$6,110,629
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28		1,950	2,015,004
Northriver Midstream Finance LP (Canada),
Sr. Sec’d. Notes, 144A(a)	5.625	02/15/26		4,145	3,974,019
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25		7,020	6,643,693
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28		5,265	4,889,243
Gtd. Notes, 144A	6.000	03/01/27		9,092	8,716,472
Gtd. Notes, 144A	7.500	10/01/25		6,562	6,588,682
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.100	02/01/25		3,180	3,046,412
Sr. Unsec’d. Notes	3.950	06/01/25		2,650	2,558,772

					89,302,155

Real Estate 1.2%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(a)	7.875	11/15/25		30,088	28,165,061
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30		2,175	2,196,465
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	08/01/28		27,588	24,910,319

					55,271,845

Real Estate Investment Trusts (REITs) 2.2%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		675	509,388
Gtd. Notes	9.750	06/15/25		15,853	15,599,425
Sr. Unsec’d. Notes(a)	4.750	05/01/24		10,585	10,040,446
Sr. Unsec’d. Notes	4.750	02/15/28		1,950	1,490,950
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	3,100	2,427,631
Gtd. Notes(a)	5.000	10/15/27		17,063	13,494,069
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		17,300	17,365,167
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes(a)	4.750	10/15/27		6,414	5,968,310

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

RHP Hotel Properties LP/RHP Finance Corp., (cont’d.)
Gtd. Notes, 144A(a)	7.250%	07/15/28		1,925	$1,938,271
Sabra Health Care LP,
Gtd. Notes	5.125	08/15/26		650	628,187
SBA Communications Corp.,
Sr. Unsec’d. Notes(a)	3.875	02/15/27		21,953	20,307,807
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26		4,290	4,043,267
Gtd. Notes, 144A	4.500	09/01/26		10,120	9,593,607

					103,406,525

Retail 2.0%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A(a)	4.375	01/15/28		7,025	6,444,805
Sr. Sec’d. Notes, 144A	3.875	01/15/28		632	570,380
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A	4.875	07/15/28		725	346,515
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		5,593	5,505,080
Gtd. Notes, 144A(a)	8.250	07/15/30		9,450	9,284,549
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	4,908	5,148,642
Sr. Sec’d. Notes(a)	6.250	10/30/25	EUR	6,296	6,637,197
Sr. Sec’d. Notes, 144A	6.750	02/07/25		21,452	21,076,590
Sr. Sec’d. Notes, 144A	8.500	10/30/25		16,230	16,067,700
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost
$3,371,010; purchased 08/22/22 - 03/17/23)(f)	5.375	04/01/26		3,725	3,505,551
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		13,845	13,746,392
White Cap Parent LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or
PIK 9.000%(a)	8.250	03/15/26		5,000	4,935,504

					93,268,905

Software 2.3%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28		11,007	10,154,862
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A	9.125	03/01/26		650	651,204

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 31

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Boxer Parent Co., Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	7.125%	10/02/25	16,590	$16,606,824
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	66,801	62,709,439
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A(a)	3.875	07/01/28	9,585	8,471,797
SS&C Technologies, Inc.,
Gtd. Notes, 144A(a)	5.500	09/30/27	8,000	7,697,958

				106,292,084

Telecommunications 5.1%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	32,099	27,126,865
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $322,791; purchased 03/21/23 - 03/22/23)(f)	8.000	04/01/25(d)	822	189,151
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $2,787,928; purchased 05/22/20 - 07/09/21)(f)	8.000	12/31/26(d)	3,128	152,476
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $9,685,635; purchased 05/22/20 - 12/15/22)(f)	13.000	12/31/25(d)	11,761	8,321,119
Sr. Sec’d. Notes, 144A (original cost $15,518,478; purchased 03/07/19 - 11/09/20)(f)	8.750	05/25/24	15,663	14,232,811
Sr. Sec’d. Notes, 144A (original cost $14,643,451; purchased 05/22/20 - 10/04/21)(f)	8.750	05/25/24	14,353	13,035,881
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $10,875,125; purchased 04/22/21 - 02/16/22)(f)	6.750	12/31/23(d)	11,300	550,875
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	13,270	12,623,088
Sr. Sec’d. Notes, 144A	7.000	10/15/28	4,425	4,104,188
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^(a)	5.500	08/01/23(d)	6,971	7
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.250	07/01/28	10,200	6,680,169
Gtd. Notes, 144A	4.625	09/15/27	10,980	8,240,061
Sr. Sec’d. Notes, 144A	3.400	03/01/27	20,922	19,299,743

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Rogers Communications, Inc. (Canada),
Gtd. Notes	4.100%	10/01/23	12,519	$12,494,126
Sprint LLC,
Gtd. Notes	7.125	06/15/24	11,700	11,801,028
Gtd. Notes	7.625	02/15/25	2,215	2,259,185
Gtd. Notes	7.625	03/01/26	2,600	2,695,950
Gtd. Notes	7.875	09/15/23	32,839	32,857,813
T-Mobile USA, Inc.,
Gtd. Notes	2.625	04/15/26	1,052	977,545
Viasat, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.625	04/15/27	7,282	6,550,828
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	40,439	38,267,508
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.000	03/01/27	19,999	14,975,215

				237,435,632

Transportation 0.4%

XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500	11/15/27	2,625	2,681,164
XPO, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	1,514	1,499,590
Gtd. Notes, 144A	7.125	06/01/31	625	629,169
Sr. Sec’d. Notes, 144A	6.250	06/01/28	14,100	13,817,666

				18,627,589

Trucking & Leasing 0.1%

Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A	5.500	05/01/28	6,125	5,685,452

TOTAL CORPORATE BONDS
(cost $3,965,017,516)				3,703,496,670

FLOATING RATE AND OTHER LOANS 8.1%

Airlines 0.4%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	9.292(c)	04/21/28	16,958	16,968,621

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 33

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals 0.4%

Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 3 Month SOFR + 2.850%	8.318	%(c)	10/01/25		6,269	$6,257,735
Venator Materials LLC,
DIP Loan, 1 Month SOFR + 10.000%^	15.314	(c)	12/31/23		8,753	8,927,936
Initial Term Loan	12.250		08/08/24		9,301	4,394,948

						19,580,619

Commercial Services 1.0%

Cimpress PLC,
Tranche B-1 Term Loan, 1 Month SOFR + 3.614%	8.946	(c)	05/17/28		7,056	6,958,980
Mavis Tire Express Services TopCo LP,
First Lien Initial Term Loan, 1 Month SOFR + 4.000%	9.446	(c)	05/04/28		14,626	14,562,610
Trans Union LLC, 2021 Incremental Term B-6 Loan, 1 Month SOFR + 2.250%	7.696	(c)	12/01/28		11,576	11,559,754
Verscend Holding Corp.,
New Term Loan B, 1 Month SOFR + 4.114%	9.446	(c)	08/27/25		14,632	14,614,099

						47,695,443

Computers 0.5%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.168	(c)	03/01/29		22,999	22,469,871

Electric 0.1%

Heritage Power LLC,
Term Loan B	—	(p)	07/30/26	(d)	10,368	2,125,367

Entertainment 0.1%

Golden Entertainment, Inc.,
Term B1 Facility Term Loan, 1 Month SOFR + 2.850%	8.170	(c)	05/28/30		6,126	6,111,002

Healthcare-Products 0.4%

Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month SOFR + 3.364%	8.696	(c)	10/23/28		20,131	20,103,232

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.2%

Acrisure LLC, 2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.196%(c)	02/15/27	4,339	$4,250,011
Term Loan B 2020, 1 Month LIBOR + 3.500%	8.946(c)	02/15/27	4,588	4,492,559
Asurion LLC,
New B-9 Term Loan, 3 Month LIBOR + 3.250%	8.788(c)	07/31/27	2,028	1,947,180

				10,689,750

Media 0.4%

CSC Holdings LLC, 2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.810(c)	01/18/28	10,253	9,654,673
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26	1,828	1,169,881
Second Lien Term Loan	8.025	08/24/26	1,542	39,847
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.696(c)	09/25/26	5,985	4,906,712
Univision Communications, Inc., 2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.696(c)	03/15/26	4,930	4,925,445

				20,696,558

Mining 0.5%

Rain Carbon GmbH (Germany),
Term Loan	— (p)	10/31/28	21,000	22,315,923

Packaging & Containers 0.4%

Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month
LIBOR + 4.000%	9.538(c)	09/15/28	4,203	4,178,221
Tranche B-5 Initial Term Loan, 3 Month SOFR + 4.500%	9.742(c)	09/15/28	14,220	14,194,279

				18,372,500

Retail 0.4%

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.196(c)	03/06/28	9,134	9,095,460

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 35

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail (cont’d.)

LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.181%(c)	12/17/27	7,004	$6,808,043
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	9.081(c)	10/19/27	3,910	3,903,193

				19,806,696

Software 1.8%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.500%	8.820(c)	02/15/29	6,214	6,107,655
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.750%	9.196(c)	10/02/25	18,571	18,555,832
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%	10.946(c)	02/27/26	1,125	1,108,125
Camelot Co. (Luxembourg),
Amendment No. 2 Incremental Term Loans, 1 Month SOFR + 3.114%	8.446(c)	10/30/26	2,453	2,451,213
Dun & Bradstreet Corp.,
Term Loan B, 1 Month SOFR + 2.850%	8.170(c)	02/06/26	9,485	9,485,019
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	12.981(c)	06/13/25	708	706,668
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	9.231(c)	06/13/24	33,253	33,193,051
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.677(c)	07/14/28	11,453	10,545,053

				82,152,616

Telecommunications 1.5%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	8.981(c)	05/27/24	10,682	9,713,570
Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 3 Month SOFR + 4.400%	9.772(c)	02/01/29	26,848	26,828,423
Intrado Corp.,
Initial Term Loan, 2 Month SOFR + 4.000%	9.343(c)	01/31/30	4,070	4,067,456
MLN US HoldCo LLC, 3L Term B Loans, 3 Month SOFR + 9.250%^	14.660(c)	10/18/27	4	600
Initial Term Loan, 3 Month SOFR + 6.440%	11.850(c)	10/18/27	244	177,169

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

MLN US HoldCo LLC, (cont’d.)
Initial Term Loan (Second Out (First Lien Roll-Up)), 3 Month SOFR + 6.700%	12.110	%(c)	10/18/27	552	$179,358
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.831	(c)	03/02/29	14,020	13,700,393
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month SOFR + 4.000%	9.446	(c)	10/02/28	18,460	14,763,574

					69,430,543

TOTAL FLOATING RATE AND OTHER LOANS
(cost $393,797,266)					378,518,741

SOVEREIGN BONDS 0.0%
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A	2.500	(cc)	07/31/40	125	40,978
Sr. Unsec’d. Notes, 144A	3.500	(cc)	07/31/35	535	195,787
Sr. Unsec’d. Notes, 144A	6.000	(cc)	07/31/30	324	157,749
Sr. Unsec’d. Notes, 144A	6.608	(s)	07/31/30	92	25,341

TOTAL SOVEREIGN BONDS
(cost $841,870)					419,855

U.S. TREASURY OBLIGATIONS(k) 3.6%
U.S. Treasury Notes	2.500		04/30/24	52,245	51,251,120
U.S. Treasury Notes	4.250		09/30/24	116,645	115,337,300

TOTAL U.S. TREASURY OBLIGATIONS
(cost $168,936,672)					166,588,420

				Shares

COMMON STOCKS 1.1%

Chemicals 0.2%

TPC Group, Inc.*^				319,092	7,977,300

Electric Utilities 0.1%

GenOn Energy Holdings, Inc. (Class A Stock)*^				41,315	3,718,350

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 37

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities 0.2%

Ferrellgas Partners LP (Class B Stock) (original cost $15,214,802; purchased 05/06/15 - 06/06/22)(f)	55,306	$7,838,818

Hotels, Restaurants & Leisure 0.1%

CEC Entertainment, Inc.*	366,068	6,467,323

Oil, Gas & Consumable Fuels 0.5%

Chesapeake Energy Corp.(a)	239,866	21,158,580

Wireless Telecommunication Services 0.0%

Intelsat Emergence SA (Luxembourg)*	65,330	1,473,192

TOTAL COMMON STOCKS (cost $20,014,166)		48,633,563

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	6,840	42,750
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	6,840	27,360

TOTAL RIGHTS (cost $173)		70,110

TOTAL LONG-TERM INVESTMENTS (cost $4,694,721,482)		4,444,816,477

	Shares

SHORT-TERM INVESTMENTS 15.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wl)	117,274,100	117,274,100
PGIM Core Short-Term Bond Fund(wl)	5,751,964	52,572,955

See Notes to Financial Statements.

38

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $544,460,032; includes $541,985,494 of cash collateral for securities on loan)(b)(wl)	544,977,977	$544,705,489

TOTAL SHORT-TERM INVESTMENTS (cost $714,193,919)		714,552,544

TOTAL INVESTMENTS 110.7% (cost $5,408,915,401)		5,159,369,021
Liabilities in excess of other assets(z) (10.7)%		(497,501,003)

NET ASSETS 100.0%		$4,661,868,018

Below is a list of the abbreviation(s) used in the annual report:
EUR—Euro
GBP—British Pound
USD—US Dollar
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
BNP—BNP Paribas S.A.
BNYM—Bank of New York Mellon
CDX—Credit Derivative Index
CGM—Citigroup Global Markets, Inc.
CLO—Collateralized Loan Obligation
CVR—Contingent Value Rights
DAC—Designated Activity Company
DIP—Debtor-In-Possession
GSI—Goldman Sachs International
iBoxx—Bond Market Indices
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
MTN—Medium Term Note
OTC—Over-the-counter
PIK—Payment-in-Kind
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
T—Swap payment upon termination
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $27,064,303 and 0.6% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $531,133,042; cash collateral of $541,985,494 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 39

Schedule of Investments (continued)

as of August 31, 2023

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $110,665,288. The aggregate value of $69,343,413 is 1.5% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wl)

PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2023:

				Value /
Number			Current	Unrealized
of		Expiration	Notional	Appreciation
Contracts	Type	Date	Amount	(Depreciation)

Long Positions:
1,435	2 Year U.S. Treasury Notes	Dec. 2023	$292,459,727	$554,485
49	5 Year Euro-Bobl	Sep. 2023	6,169,290	(45,236)
5,822	5 Year U.S. Treasury Notes	Dec. 2023	622,499,185	2,914,396
8	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	1,035,750	16,209
1	Euro Schatz Index	Sep. 2023	113,987	(657)
2	Euro Schatz Index	Dec. 2023	228,754	31

				3,439,228

Short Positions:
6	10 Year Euro-Bund	Sep. 2023	866,547	13,144
19	10 Year Euro-Bund	Dec. 2023	2,732,529	(26,813)
314	10 Year U.S. Treasury Notes	Dec. 2023	34,863,813	(296,354)
8	20 Year U.S. Treasury Bonds	Dec. 2023	973,500	(16,645)

				(326,668)

				$3,112,560

See Notes to Financial Statements.

40

Forward foreign currency exchange contracts outstanding at August 31, 2023:

		Notional	Value at
Purchase		Amount	Settlement	Current	Unrealized	Unrealized
Contracts	Counterparty	(000)	Date	Value	Appreciation	Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/05/23	GSI	EUR 22,666	$24,451,059	$24,583,655	$132,596	$—

		Notional	Value at
Sale		Amount	Settlement	Current	Unrealized	Unrealized
Contracts	Counterparty	(000)	Date	Value	Appreciation	Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/05/23	BNYM	EUR 22,666	$25,028,093	$24,583,655	$444,438	$—
Expiring 10/03/23	GSI	EUR 22,666	24,484,831	24,617,145	—	(132,314)

			$49,512,924	$49,200,800	444,438	(132,314)

					$577,034	$(132,314)

Credit default swap agreements outstanding at August 31, 2023:

Reference			Notional		Value at	Unrealized
Entity/	Termination	Fixed	Amount	Value at	August 31,	Appreciation
Obligation	Date	Rate	(000)#(3)	Trade Date	2023	(Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	124,160	$(1,602,947)	$(2,175,162)	$(572,215)

				Implied Credit
Reference			Notional	Spread at		Value at	Unrealized
Entity/	Termination	Fixed	Amount	August 31,	Value at	August 31,	Appreciation
Obligation	Date	Rate	(000)#(3)	2023(4)	Trade Date	2023	(Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	45,536	4.257%	$1,219,029	$1,748,196	$529,167

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 41

Schedule of Investments (continued)

as of August 31, 2023

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreement outstanding at August 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	12/20/23	(8,959)	$261,599	$—	$261,599

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$261,599	$—

See Notes to Financial Statements.

42

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$4,160,000	$6,811,659

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$147,052,738	$—
Convertible Bond	—	36,380	—
Corporate Bonds	—	3,697,126,663	6,370,007
Floating Rate and Other Loans	—	369,590,205	8,928,536
Sovereign Bonds	—	419,855	—
U.S. Treasury Obligations	—	166,588,420	—
Common Stocks	21,158,580	15,779,333	11,695,650
Rights	—	—	70,110
Short-Term Investments
Affiliated Mutual Funds	714,552,544	—	—

Total	$735,711,124	$4,396,593,594	$27,064,303

Other Financial Instruments*
Assets
Futures Contracts	$3,498,265	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	577,034	—
Centrally Cleared Credit Default Swap Agreement	—	529,167	—
OTC Total Return Swap Agreement	—	261,599	—

Total	$3,498,265	$1,367,800	$—

Liabilities
Futures Contracts	$(385,705)	$—	$—

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 43

Schedule of Investments (continued)

as of August 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contract	$—	$(132,314)	$—
Centrally Cleared Credit Default Swap Agreement	—	(572,215)	—

Total	$(385,705)	$(704,529)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

Affiliated Mutual Funds (11.6% represents investments purchased with collateral from securities on loan)	15.3%
Media	9.8
Telecommunications	6.6
Commercial Services	5.3
Home Builders	4.6
Oil & Gas	4.4
Software	4.1
Diversified Financial Services	3.7
U.S. Treasury Obligations	3.6
Collateralized Loan Obligations	3.2
Entertainment	3.1
Chemicals	2.8
Leisure Time	2.8
Lodging	2.7
Retail	2.4
Mining	2.4
Healthcare-Services	2.2
Real Estate Investment Trusts (REITs)	2.2
Foods	2.2
Aerospace & Defense	2.1
Packaging & Containers	2.1
Electric	2.1
Pipelines	1.9
Internet	1.8
Airlines	1.7
Pharmaceuticals	1.6
Machinery-Diversified	1.5
Auto Manufacturers	1.5
Computers	1.3

Real Estate	1.2%
Building Materials	1.2
Electrical Components & Equipment	0.9
Auto Parts & Equipment	0.7
Banks	0.7
Iron/Steel	0.6
Gas	0.6
Oil, Gas & Consumable Fuels	0.5
Healthcare-Products	0.4
Electronics	0.4
Transportation	0.4
Distribution/Wholesale	0.4
Miscellaneous Manufacturing	0.3
Insurance	0.2
Apparel	0.2
Gas Utilities	0.2
Housewares	0.2
Household Products/Wares	0.1
Hotels, Restaurants & Leisure	0.1
Coal	0.1
Trucking & Leasing	0.1
Electric Utilities	0.1
Engineering & Construction	0.1
Wireless Telecommunication Services	0.0	*
Environmental Control	0.0	*

See Notes to Financial Statements.

44

Industry Classification (continued):

Sovereign Bonds	0.0 *%

110.7
Liabilities in excess of other assets	(10.7)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk, and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$529,167*		Due from/to broker-variation margin swaps	$572,215*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	577,034		Unrealized depreciation on OTC forward foreign currency exchange contracts	132,314
Interest rate contracts	Due from/to broker-variation margin futures	3,498,265	*	Due from/to broker-variation margin futures	385,705	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	261,599		—	—

		$4,866,065			$1,090,234

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 45

Schedule of Investments  (continued)

as of August 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(331,843)
Foreign exchange contracts	—	(1,521,852)	—
Interest rate contracts	(43,221,949)	—	1,405,101

Total	$(43,221,949)	$(1,521,852)	$1,073,258

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$482,763
Foreign exchange contracts	—	(257,786)	—
Interest rate contracts	7,335,865	—	(153,549)

Total	$7,335,865	$(257,786)	$329,214

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$898,598,252

Futures Contracts - Short Positions (1)	31,679,644

Forward Foreign Currency Exchange Contracts - Purchased (2)	28,712,876

Forward Foreign Currency Exchange Contracts - Sold (2)	59,365,008

Credit Default Swap Agreements - Buy Protection (1)	64,335,800

Credit Default Swap Agreements - Sell Protection (1)	21,353,980

Total Return Swap Agreements (1)	28,053,800

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

46

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$531,133,042	$(531,133,042)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$261,599	$—	$261,599	$(261,599)	$—
BNYM	444,438	—	444,438	(290,000)	154,438
GSI	132,596	(132,314)	282	—	282

	$838,633	$(132,314)	$706,319	$(551,599)	$154,720

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 47

Statement of Assets and Liabilities

as of August 31, 2023

Assets

Investments at value, including securities on loan of $531,133,042:
Unaffiliated investments (cost $4,694,721,482)	$4,444,816,477
Affiliated investments (cost $714,193,919)	714,552,544
Cash	178,692
Foreign currency, at value (cost $461,624)	458,659
Dividends and interest receivable	70,393,737
Receivable for Fund shares sold	15,426,993
Receivable for investments sold	11,628,882
Deposit with broker for centrally cleared/exchange-traded derivatives	4,160,000
Due from broker—variation margin futures	689,804
Unrealized appreciation on OTC forward foreign currency exchange contracts	577,034
Unrealized appreciation on OTC swap agreements	261,599
Prepaid expenses	125

Total Assets	5,263,144,546

Liabilities

Payable to broker for collateral for securities on loan	541,985,494
Payable for investments purchased	30,430,123
Payable for Fund shares purchased	20,163,316
Accrued expenses and other liabilities	3,738,019
Management fee payable	2,503,338
Dividends payable	2,050,335
Distribution fee payable	231,310
Unrealized depreciation on OTC forward foreign currency exchange contracts	132,314
Due to broker—variation margin swaps	21,233
Affiliated transfer agent fee payable	11,166
Directors’ fees payable	9,880

Total Liabilities	601,276,528

Net Assets	$4,661,868,018

Net assets were comprised of:
Common stock, at par	$5,691,266
Paid-in capital in excess of par	5,287,404,709
Total distributable earnings (loss)	(631,227,957)

Net assets, August 31, 2023	$4,661,868,018

See Notes to Financial Statements.

48

Class A

Net asset value and redemption price per share,
($382,916,206 ÷ 46,759,500 shares of common stock issued and outstanding)	$8.19
Maximum sales charge (2.25% of offering price)	0.19

Maximum offering price to public	$8.38

Class C

Net asset value, offering price and redemption price per share,
($177,138,100 ÷ 21,632,640 shares of common stock issued and outstanding)	$8.19

Class Z

Net asset value, offering price and redemption price per share,
($3,636,190,474 ÷ 443,920,070 shares of common stock issued and outstanding)	$8.19

Class R6

Net asset value, offering price and redemption price per share,
($465,623,238 ÷ 56,814,393 shares of common stock issued and outstanding)	$8.20

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 49

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$282,606,856
Affiliated dividend income	6,386,043
Unaffiliated dividend income	5,334,130
Income from securities lending, net (including affiliated income of $1,702,868)	1,801,940

Total income	296,128,969

Expenses
Management fee	32,213,641
Distribution fee(a)	2,806,443
Transfer agent’s fees and expenses (including affiliated expense of $86,235)(a)	3,971,072
Custodian and accounting fees	350,196
Shareholders’ reports	225,300
Registration fees(a)	212,149
Directors’ fees	69,994
Professional fees	65,605
Audit fee	43,000
Miscellaneous	240,121

Total expenses	40,197,521
Less: Fee waiver and/or expense reimbursement(a)	(2,374,455)

Net expenses	37,823,066

Net investment income (loss)	258,305,903

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $33,598)	(24,215,500)
Futures transactions	(43,221,949)
Forward currency contract transactions	(1,521,852)
Swap agreement transactions	1,073,258
Foreign currency transactions	13,860

(67,872,183)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $163,122)	96,732,038
Futures	7,335,865
Forward currency contracts	(257,786)
Swap agreements	329,214
Foreign currencies	(15,525)
Unfunded loan commitment	6,503

104,130,309

Net gain (loss) on investment and foreign currency transactions	36,258,126

Net Increase (Decrease) In Net Assets Resulting From Operations	$294,564,029

See Notes to Financial Statements.

50

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	913,798	1,892,645	—	—
Transfer agent’s fees and expenses	265,032	152,127	3,527,836	26,077
Registration fees	29,935	23,297	116,529	42,388
Fee waiver and/or expense reimbursement	(129,076)	(89,338)	(2,044,914)	(111,127)

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 51

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$258,305,903	$194,661,912
Net realized gain (loss) on investment and foreign currency transactions	(67,872,183)	(15,668,364)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,130,309	(457,336,690)

Net increase (decrease) in net assets resulting from operations	294,564,029	(278,343,142)

Dividends and Distributions
Distributions from distributable earnings
Class A	(22,481,636)	(18,739,786)
Class C	(10,227,256)	(10,158,764)
Class Z	(223,123,846)	(173,365,840)
Class R6	(42,592,103)	(46,970,983)

	(298,424,841)	(249,235,373)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,398,738,068	3,243,449,067
Net asset value of shares issued in reinvestment of dividends and distributions	271,659,264	223,900,268
Cost of shares purchased	(2,760,525,901)	(2,803,294,466)

Net increase (decrease) in net assets from Fund share transactions	(90,128,569)	664,054,869

Total increase (decrease)	(93,989,381)	136,476,354

Net Assets:

Beginning of year	4,755,857,399	4,619,381,045

End of year	$4,661,868,018	$4,755,857,399

See Notes to Financial Statements.

52

Financial Highlights

Class A Shares

		Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.19	$9.08	$8.75	$8.97	$8.90
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.32	0.35	0.42	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.79)	0.41	(0.21)	0.12
Total from investment operations	0.50	(0.47)	0.76	0.21	0.55
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.42)	(0.43)	(0.43)	(0.48)
Net asset value, end of year	$8.19	$8.19	$9.08	$8.75	$8.97
Total Return(b):	6.33%	(5.32)%	8.90%	2.53%	6.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$382,916	$374,112	$398,715	$321,482	$270,853
Average net assets (000)	$365,519	$387,572	$356,899	$290,219	$252,620
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.04%	1.04%	1.04%	1.07%	1.08%
Net investment income (loss)	5.30%	3.73%	3.86%	4.89%	4.81%
Portfolio turnover rate(d)	32%	43%	67%	65%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 53

Financial Highlights (continued)

Class C Shares

		Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.19	$9.08	$8.75	$8.97	$8.90
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.26	0.28	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.80)	0.42	(0.21)	0.13
Total from investment operations	0.44	(0.54)	0.70	0.15	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.35)	(0.37)	(0.37)	(0.42)
Net asset value, end of year	$8.19	$8.19	$9.08	$8.75	$8.97
Total Return(b):	5.54%	(5.92)%	7.97%	1.77%	5.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$177,138	$206,423	$277,887	$297,707	$332,503
Average net assets (000)	$189,264	$249,871	$286,974	$315,727	$326,067
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses before waivers and/or expense reimbursement	1.80%	1.79%	1.79%	1.81%	1.81%
Net investment income (loss)	4.54%	2.95%	3.14%	4.16%	4.06%
Portfolio turnover rate(d)	32%	43%	67%	65%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class Z Shares

	Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.19	$9.08	$8.75	$8.97	$8.91
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.35	0.37	0.45	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.80)	0.42	(0.22)	0.12
Total from investment operations	0.52	(0.45)	0.79	0.23	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.52)	(0.44)	(0.46)	(0.45)	(0.51)
Net asset value, end of year	$8.19	$8.19	$9.08	$8.75	$8.97
Total Return(b):	6.60%	(5.08)%	9.17%	2.79%	6.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,636,190	$3,338,292	$3,120,921	$2,218,850	$2,188,123
Average net assets (000)	$3,488,961	$3,408,050	$2,529,710	$2,184,180	$1,859,209
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.81%	0.81%	0.81%	0.83%	0.83%
Net investment income (loss)	5.56%	3.99%	4.09%	5.14%	5.03%
Portfolio turnover rate(d)	32%	43%	67%	65%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund 55

Financial Highlights (continued)

Class R6 Shares

	Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.19	$9.08	$8.76	$8.97	$8.91
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.35	0.37	0.45	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08	(0.79)	0.41	(0.20)	0.12
Total from investment operations	0.53	(0.44)	0.78	0.25	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.52)	(0.45)	(0.46)	(0.46)	(0.51)
Net asset value, end of year	$8.20	$8.19	$9.08	$8.76	$8.97
Total Return(b):	6.78%	(5.03)%	9.10%	2.95%	6.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$465,623	$837,030	$821,859	$488,557	$164,537
Average net assets (000)	$654,572	$913,657	$622,618	$245,125	$141,275
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.72%	0.71%	0.72%	0.73%	0.74%
Net investment income (loss)	5.55%	4.05%	4.14%	5.13%	5.08%
Portfolio turnover rate(d)	32%	43%	67%	65%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 15 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Short Duration High Yield Income Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide a high level of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Short Duration High Yield Income Fund 57

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

58

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

PGIM Short Duration High Yield Income Fund 59

Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and

60

Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an

PGIM Short Duration High Yield Income Fund 61

Notes to Financial Statements (continued)

emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

62

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

PGIM Short Duration High Yield Income Fund 63

Notes to Financial Statements (continued)

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the

64

expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class

PGIM Short Duration High Yield Income Fund 65

Notes to Financial Statements (continued)

specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

66

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.700% of average daily net assets up to and including $2 billion;	0.69%
0.675% on next $3 billion of average daily net assets;
0.655% on average daily net assets over $5 billion.

The Manager has contractually agreed, through December 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.00%
C	1.75
Z	0.75
R6	0.70

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM Short Duration High Yield Income Fund 67

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended August 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$251,315	$7,934
C	—	22,505

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a fund of the Prudential Government Money Market Fund, Inc. and/or in the PGIM Core Ultra Short Bond Fund, a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. The Fund may invest its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their

68

services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$1,325,381,925	$1,290,115,026

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Government Money Market Fund(1)(wl)
$ —	$ 721,829,919	$ 604,555,819	$ —	$—	$117,274,100	117,274,100	$1,577,972
PGIM Core Short-Term Bond Fund(1)(wl)
50,050,547	2,409,241	—	113,167	—	52,572,955	5,751,964	2,409,241
PGIM Core Ultra Short Bond Fund(1)(wl)
49,238,460	52,474,998	101,713,458	—	—	—	—	2,398,830
PGIM Institutional Money Market Fund(1)(b)(wl)
516,022,594	1,123,377,152	1,094,777,810	49,955	33,598	544,705,489	544,977,977	1,702,868	(2)
$615,311,601	$1,900,091,310	$1,801,047,087	$163,122	$33,598	$714,552,544		$8,088,911

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

PGIM Short Duration High Yield Income Fund 69

Notes to Financial Statements (continued)

(wl)

PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$298,424,841	$—	$—	$298,424,841

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$249,235,373	$—	$—	$249,235,373

For the year ended August 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$6,919,879	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$5,535,172,009	$53,879,936	$(429,935,888)	$(376,055,952)

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of August 31, 2023 which can be carried forward for an unlimited period. No capital gains

70

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$257,344,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 96,525,000,000 shares of capital stock, $0.01 par value per share, 8,575,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	800,000,000
C	700,000,000
Z	5,500,000,000
T	75,000,000
R6	1,500,000,000

The Fund currently does not have any Class T shares outstanding.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), did not own any shares of the Fund.

PGIM Short Duration High Yield Income Fund 71

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	11	92.6

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2023:
Shares sold	11,771,670	$95,515,311
Shares issued in reinvestment of dividends and distributions	2,594,093	21,024,653
Shares purchased	(15,513,097)	(125,651,422)
Net increase (decrease) in shares outstanding before conversion	(1,147,334)	(9,111,458)
Shares issued upon conversion from other share class(es)	3,895,018	31,637,948
Shares purchased upon conversion into other share class(es)	(1,683,316)	(13,673,864)
Net increase (decrease) in shares outstanding	1,064,368	$8,852,626

Year ended August 31, 2022:
Shares sold	13,840,484	$121,092,446
Shares issued in reinvestment of dividends and distributions	2,008,798	17,350,619
Shares purchased	(16,950,566)	(147,237,211)
Net increase (decrease) in shares outstanding before conversion	(1,101,284)	(8,794,146)
Shares issued upon conversion from other share class(es)	5,751,754	49,715,583
Shares purchased upon conversion into other share class(es)	(2,885,679)	(25,614,274)
Net increase (decrease) in shares outstanding	1,764,791	$15,307,163

Class C
Year ended August 31, 2023:
Shares sold	4,151,803	$33,686,375
Shares issued in reinvestment of dividends and distributions	1,151,055	9,327,237
Shares purchased	(5,734,528)	(46,445,149)
Net increase (decrease) in shares outstanding before conversion	(431,670)	(3,431,537)
Shares purchased upon conversion into other share class(es)	(3,150,424)	(25,559,808)
Net increase (decrease) in shares outstanding	(3,582,094)	$(28,991,345)

72

Share Class	Shares	Amount

Year ended August 31, 2022:
Shares sold	4,175,042	$36,636,013
Shares issued in reinvestment of dividends and distributions	1,048,330	9,073,544
Shares purchased	(5,988,058)	(51,558,100)
Net increase (decrease) in shares outstanding before conversion	(764,686)	(5,848,543)
Shares purchased upon conversion into other share class(es)	(4,641,588)	(40,078,618)
Net increase (decrease) in shares outstanding	(5,406,274)	$(45,927,161)

Class Z
Year ended August 31, 2023:
Shares sold	253,215,379	$2,055,967,417
Shares issued in reinvestment of dividends and distributions	25,174,279	204,123,200
Shares purchased	(239,570,179)	(1,941,369,542)
Net increase (decrease) in shares outstanding before conversion	38,819,479	318,721,075
Shares issued upon conversion from other share class(es)	2,494,239	20,247,573
Shares purchased upon conversion into other share class(es)	(5,027,149)	(40,456,910)
Net increase (decrease) in shares outstanding	36,286,569	$298,511,738

Year ended August 31, 2022:
Shares sold	277,277,065	$2,416,998,411
Shares issued in reinvestment of dividends and distributions	17,904,041	154,587,932
Shares purchased	(232,177,399)	(1,995,584,118)
Net increase (decrease) in shares outstanding before conversion	63,003,707	576,002,225
Shares issued upon conversion from other share class(es)	3,638,016	32,146,379
Shares purchased upon conversion into other share class(es)	(2,792,771)	(24,570,818)
Net increase (decrease) in shares outstanding	63,848,952	$583,577,786

Class R6
Year ended August 31, 2023:
Shares sold	26,351,914	$213,568,965
Shares issued in reinvestment of dividends and distributions	4,591,118	37,184,174
Shares purchased	(79,759,284)	(647,059,788)
Net increase (decrease) in shares outstanding before conversion	(48,816,252)	(396,306,649)
Shares issued upon conversion from other share class(es)	3,623,971	29,048,364
Shares purchased upon conversion into other share class(es)	(153,289)	(1,243,303)
Net increase (decrease) in shares outstanding	(45,345,570)	$(368,501,588)

PGIM Short Duration High Yield Income Fund 73

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended August 31, 2022:
Shares sold	76,516,754	$668,722,197
Shares issued in reinvestment of dividends and distributions	4,972,727	42,888,173
Shares purchased	(70,741,475)	(608,915,037)
Net increase (decrease) in shares outstanding before conversion	10,748,006	102,695,333
Shares issued upon conversion from other share class(es)	1,101,629	9,838,120
Shares purchased upon conversion into other share class(es)	(172,828)	(1,436,372)
Net increase (decrease) in shares outstanding	11,676,807	$111,097,081

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 29, 2023 will provide a commitment of $1,200,000,000 through September 26, 2024. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

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to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended August 31, 2023. The average daily balance for the 40 days that the Fund had loans outstanding during the period was approximately $15,158,025, borrowed at a weighted average interest rate of 6.15%. The maximum loan outstanding amount during the period was $34,430,000. At August 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to

PGIM Short Duration High Yield Income Fund 75

Notes to Financial Statements (continued)

operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies

76

generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

PGIM Short Duration High Yield Income Fund 77

Notes to Financial Statements (continued)

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in

78

the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable

PGIM Short Duration High Yield Income Fund 79

Notes to Financial Statements (continued)

transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

80

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM Short Duration High Yield Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration High Yield Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the three years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

October 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short Duration High Yield Income Fund 81

Tax Information (unaudited)

For the year ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 56.37% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 83.20% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.14% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

82

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Short Duration High Yield Income Fund 83

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Income Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from

1 PGIM Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with

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information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund /Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-,three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers),and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-and five-year periods and underperformed its benchmark index over the one- and ten-year periods.

•

The Board also noted that the Fund outperformed its peer group average for the year-to-date, three-,five- and ten-year periods and outperformed its benchmark index for the three- and five-year periods and equaled its benchmark index for the ten-year period ended March 31, 2023.

•

The Board noted that, effective July 1, 2022, PGIM Investments contractually amended its management fee schedule to add an additional breakpoint at asset levels above $5 billion. The current contractual fee rate schedule is as follows: 0.700% up to $2 billion; 0.675% from $2 billion up to $5 billion; and 0.655% over $5 billion.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00%for Class A shares, 1.75% for Class C shares, 0.70% for Class R6 shares, and 0.75% for Class Z shares through December 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that it, in light of the above, would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	HYSAX	HYSCX	HYSZX	HYSQX

CUSIP	74442J109	74442J208	74442J307	74442J406

MF216E

PGIM HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Fund

October 16, 2023

PGIM High Yield Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	1.91	2.41	4.04	—

(without sales charges)	5.34	3.09	4.38	—

Class C

(with sales charges)	3.83	2.40	3.65	—

(without sales charges)	4.81	2.40	3.65	—

Class R

(without sales charges)	5.25	2.82	4.09	—

Class Z

(without sales charges)	5.60	3.35	4.64	—

Class R2

(without sales charges)	5.40	2.99	N/A	3.07 (12/27/2017)

Class R4

(without sales charges)	5.66	3.25	N/A	3.33 (12/27/2017)

Class R6

(without sales charges)	5.73	3.48	4.76	—

Bloomberg US Corporate High Yield 1% Issuer Capped Index

	7.23	3.20	4.40	—

Average Annual Total Returns as of 8/31/23 Since Inception (%)

Class R2, Class R4 (12/27/2017)

Bloomberg US Corporate High Yield 1% Issuer Capped Index	3.17

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2013) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM High Yield Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	5.3

BBB	6.7

BB	38.8

B	28.8

CCC	12.2

CC	0.1

D	0.2

Not Rated	3.5

Cash/Cash Equivalents	4.4

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.32	7.85	7.85

Class C	0.29	7.43	7.43

Class R	0.30	7.85	7.60

Class Z	0.33	8.41	8.41

Class R2	0.31	7.90	8.21

Class R4	0.32	8.13	8.33

Class R6	0.34	8.44	8.44

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM High Yield Fund  7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM High Yield Fund’s Class Z shares returned 5.60% in the 12-month reporting period that ended August 31, 2023, underperforming the 7.23% return of the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index).

What were the market conditions?

•

US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

•

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 113 basis points (bps) to 372 bps as of the end of the reporting period. (One basis point equals 0.01%.) Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

•

After posting outflows of $47 billion during 2022, high yield bond mutual funds saw $11.7 billion of outflows during the first eight months of 2023. However, technicals remained supportive as subdued primary activity helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuance totaled $111.2 billion through the first eight months of 2023, or just $40.8 billion excluding refinancing activity.

•

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.40%, which was below its long-term historical average but 75 bps higher than the beginning of the year and 119 bps higher than a year earlier, according to J.P. Morgan.

What worked?

•

Overall sector allocation contributed to the Fund’s performance during the reporting period, with an overweight relative to the Index to building materials & home construction, along with underweights relative to the Index to telecom and media & entertainment being the largest contributors.

•	While overall security selection detracted from performance, selections in healthcare & pharmaceuticals, retailers & restaurants, and technology contributed.

•	In individual security selection, positioning in TPC Group Inc. (chemicals), Altice France Holding SA (telecom), and CommScope Inc. (technology) were among the largest contributors to performance.

What didn’t work?

•

Overall security selection was the largest detractor from the Fund’s performance during the reporting period, with selections in telecom, media & entertainment, and upstream energy detracting the most.

8 Visit our website at pgim.com/investments

•	In individual security selection, positioning in Digicel Group Holdings Ltd. (telecom), Diamond Sports Group LLC (media & entertainment), and Venator Materials LLC (chemicals) detracted from results.

•

While overall sector allocation contributed, underweights relative to the Index to gaming/lodging/leisure and other industrials, along with an overweight relative to the Index to cable & satellite, detracted.

•

Having less beta, on average, in the Fund relative to the Index over the reporting period had a negative impact on returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Did the Fund use derivatives?

The Fund used credit index derivatives and interest rate futures to manage its overall risk profile during the reporting period, the aggregate impact of which was positive.

Current outlook

•

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. The market is of a higher quality than prior cycles, with BB-rated credits comprising nearly 50% of the market, net leverage remaining near all-time lows, and interest coverage near all-time highs. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

•

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

•

While the short-term outlook is somewhat positive, PGIM Fixed Income forecasts a flat excess return over the next 12 months. In terms of positioning, PGIM Fixed Income remains defensive but is looking to opportunistically add higher-quality and short-duration risk on pullbacks from here.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM High Yield Fund 9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10  Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM High Yield Fund		Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.70	0.75%	$3.87

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Class C	Actual	$1,000.00	$1,043.30	1.45%	$7.47

	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class R	Actual	$1,000.00	$1,045.50	1.02%	$5.26

	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Class Z	Actual	$1,000.00	$1,046.00	0.49%	$2.53

	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

Class R2	Actual	$1,000.00	$1,046.10	0.91%	$4.69

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Class R4	Actual	$1,000.00	$1,047.40	0.66%	$3.41

	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

Class R6	Actual	$1,000.00	$1,046.60	0.38%	$1.96

	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94
* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM High Yield Fund 11

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 93.9%

ASSET-BACKED SECURITIES 1.8%

Collateralized Loan Obligations

Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	6.670%(c)	10/17/32	8,200	$8,142,600
Battalion CLO Ltd. (Cayman Islands), Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.708(c)	05/17/31	16,246	16,156,709
BlueMountain Fuji US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)	6.588(c)	10/20/30	26,603	26,547,123
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-04A, Class A1R, 144A, 3 Month SOFR + 1.602% (Cap N/A, Floor 0.000%)	6.928(c)	07/20/32	26,000	25,902,204
CarVal CLO Ltd. (United Kingdom), Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.526(c)	01/20/35	15,000	15,079,032
CIFC Funding Ltd. (Cayman Islands), Series 2015-01A, Class ARR, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.717(c)	01/22/31	9,627	9,577,431
HPS Loan Management Ltd. (Cayman Islands), Series 11A-17, Class AR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.651(c)	05/06/30	14,485	14,413,164
Madison Park Funding Ltd. (Cayman Islands), Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	6.598(c)	10/15/32	25,000	24,781,328
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.690(c)	07/17/34	9,500	9,420,348
Nassau Ltd. (United Kingdom), Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.130% (Cap N/A, Floor 2.130%)	7.438(c)	01/15/31	56,447	56,664,282
Northwoods Capital Ltd. (Cayman Islands), Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	6.727(c)	09/01/31	10,000	9,912,552
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.062% (Cap N/A, Floor 1.062%)	6.370(c)	10/15/29	20,226	20,125,334
Tikehau US CLO Ltd. (Bermuda), Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.390% (Cap N/A, Floor 2.390%)	7.716(c)	01/20/32	54,182	54,407,602

See Notes to Financial Statements.

PGIM High Yield Fund 13

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Voya CLO Ltd. (Cayman Islands), Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)	6.562%(c)	04/18/31	27,180	$27,056,287
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-02A, Class A1R, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	10/20/28	1,247	1,240,074

TOTAL ASSET-BACKED SECURITIES (cost $317,971,644)				319,426,070

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica), Sub. Notes, 144A, Cash coupon 7.000% (original cost $4,803,658; purchased 06/23/20 - 04/03/23)(f) (cost $4,803,658)	7.000	09/18/23(oo)	15,604	1,482,348

CORPORATE BONDS 83.3%

Advertising 0.4%

CMG Media Corp., Gtd. Notes, 144A(a)	8.875	12/15/27	90,641	71,235,293

Aerospace & Defense 2.8%

Boeing Co. (The),
Sr. Unsec’d. Notes	5.805	05/01/50	90,942	88,511,224
Sr. Unsec’d. Notes	5.930	05/01/60	48,720	47,064,747
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000	02/15/28	42,550	39,637,984
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	45,845	44,937,727
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	18,404	18,368,112
Sr. Unsec’d. Notes, 144A(a)	7.500	02/01/29	30,175	29,609,219
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	134,771	134,434,072
Spirit AeroSystems, Inc., Sec’d. Notes, 144A(a)	7.500	04/15/25	16,750	16,540,497
TransDigm UK Holdings PLC, Gtd. Notes(a)	6.875	05/15/26	9,738	9,896,242
TransDigm, Inc., Gtd. Notes(a)	4.625	01/15/29	15,330	13,728,390
Gtd. Notes	5.500	11/15/27	26,139	24,811,517

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

TransDigm, Inc., (cont’d.) Gtd. Notes(a)	6.375%	06/15/26	9,977	$9,979,987
Sr. Sec’d. Notes, 144A(a)	6.250	03/15/26	16,748	16,639,656

				494,159,374

Agriculture 0.3%

Vector Group Ltd., Sr. Sec’d. Notes, 144A	5.750	02/01/29	60,284	52,538,769

Airlines 1.1%

American Airlines, Inc., Sr. Sec’d. Notes, 144A(a)	7.250	02/15/28	11,525	11,312,285
Sr. Sec’d. Notes, 144A	11.750	07/15/25	14,003	15,335,687
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Sec’d. Notes, 144A	5.500	04/20/26	9,583	9,404,401
Sr. Sec’d. Notes, 144A(a)	5.750	04/20/29	47,500	45,412,375
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A(a)	5.750	01/20/26	19,654	18,155,383
United Airlines, Inc., Sr. Sec’d. Notes, 144A	4.375	04/15/26	33,277	31,378,707
Sr. Sec’d. Notes, 144A	4.625	04/15/29	18,674	16,627,064
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), Sr. Unsec’d. Notes, 144A(a)	6.375	02/01/30	26,385	21,635,700
Sr. Unsec’d. Notes, 144A(a)	7.875	05/01/27	24,815	22,395,537
Sr. Unsec’d. Notes, 144A(a)	9.500	06/01/28	13,550	12,499,875

				204,157,014

Apparel 0.4%

Kontoor Brands, Inc., Gtd. Notes, 144A	4.125	11/15/29	11,626	9,879,638
William Carter Co. (The), Gtd. Notes, 144A	5.625	03/15/27	8,142	7,893,577
Wolverine World Wide, Inc., Gtd. Notes, 144A(a)	4.000	08/15/29	63,139	47,256,790

				65,030,005

See Notes to Financial Statements.

PGIM High Yield Fund 15

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 1.6%

Allison Transmission, Inc., Gtd. Notes, 144A(a)	3.750%	01/30/31	9,648	$8,069,943
Ford Holdings LLC, Gtd. Notes	9.300	03/01/30	1,900	2,097,182
Ford Motor Co., Sr. Unsec’d. Notes(a)	3.250	02/12/32	5,700	4,448,058
Sr. Unsec’d. Notes	4.750	01/15/43	148,382	110,958,153
Sr. Unsec’d. Notes	5.291	12/08/46	9,232	7,263,043
Sr. Unsec’d. Notes	7.400	11/01/46	26,892	27,443,955
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	4.000	11/13/30	12,977	10,980,529
Sr. Unsec’d. Notes(a)	4.542	08/01/26	8,000	7,541,203
Sr. Unsec’d. Notes(a)	5.584	03/18/24	530	527,496
Sr. Unsec’d. Notes(a)	6.800	05/12/28	4,725	4,721,779
Sr. Unsec’d. Notes	6.950	03/06/26	7,150	7,166,026
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(a)	7.750	10/15/25	29,200	29,275,920
Nissan Motor Acceptance Co. LLC, Sr. Unsec’d. Notes, 144A	2.750	03/09/28	7,000	5,896,498
Sr. Unsec’d. Notes, 144A, MTN	2.450	09/15/28	5,000	4,074,159
Nissan Motor Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A(a)	4.810	09/17/30	18,700	16,457,053
PM General Purchaser LLC, Sr. Sec’d. Notes, 144A(a)	9.500	10/01/28	49,221	47,280,123

				294,201,120

Auto Parts & Equipment 1.1%

Adient Global Holdings Ltd., Gtd. Notes, 144A(a)	4.875	08/15/26	47,671	45,644,982
Sr. Sec’d. Notes, 144A	7.000	04/15/28	12,375	12,375,000
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.250	03/15/26	8,040	7,828,750
Gtd. Notes(a)	6.500	04/01/27	23,699	22,481,167
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750	04/15/25	4,119	4,027,723
Dana, Inc., Sr. Unsec’d. Notes(a)	4.250	09/01/30	19,410	16,023,867
Sr. Unsec’d. Notes	4.500	02/15/32	14,150	11,419,332
Sr. Unsec’d. Notes(a)	5.375	11/15/27	10,775	10,249,054
Sr. Unsec’d. Notes(a)	5.625	06/15/28	5,274	4,962,485

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)

Tenneco, Inc., Sr. Sec’d. Notes, 144A	8.000%	11/17/28	32,250	$26,558,862
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	33,788	32,170,922

				193,742,144

Banks 0.3%

Citigroup, Inc., Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	26,150	22,769,289
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625	09/09/24	8,190	7,968,713
Freedom Mortgage Corp., Sr. Unsec’d. Notes, 144A(a)	7.625	05/01/26	14,790	13,605,904
Intesa Sanpaolo SpA (Italy), Sub. Notes, 144A	4.198(ff)	06/01/32	13,746	10,447,510

				54,791,416

Building Materials 1.8%

Camelot Return Merger Sub, Inc., Sr. Sec’d. Notes, 144A(a)	8.750	08/01/28	21,845	21,781,529
Cemex SAB de CV (Mexico), Gtd. Notes, 144A	5.450	11/19/29	23,375	22,398,393
Cornerstone Building Brands, Inc., Gtd. Notes, 144A(a)	6.125	01/15/29	45,023	36,543,395
Eco Material Technologies, Inc., Sr. Sec’d. Notes, 144A(a)	7.875	01/31/27	20,794	20,353,173
Griffon Corp., Gtd. Notes	5.750	03/01/28	19,896	18,553,261
JELD-WEN, Inc., Gtd. Notes, 144A(a)	4.625	12/15/25	11,429	11,070,862
Gtd. Notes, 144A(a)	4.875	12/15/27	8,865	7,905,373
Knife River Corp., Sr. Unsec’d. Notes, 144A	7.750	05/01/31	9,825	10,063,862
Masonite International Corp., Gtd. Notes, 144A(a)	3.500	02/15/30	13,533	11,278,267
Gtd. Notes, 144A(a)	5.375	02/01/28	1,957	1,844,473
MIWD Holdco II LLC/MIWD Finance Corp., Gtd. Notes, 144A(a)	5.500	02/01/30	26,665	22,594,447
Smyrna Ready Mix Concrete LLC, Sr. Sec’d. Notes, 144A(a)	6.000	11/01/28	47,264	45,375,704

See Notes to Financial Statements.

PGIM High Yield Fund 17

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(a)	3.375%	01/15/31	24,289	$19,374,305
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	64,026	54,876,872
Sr. Unsec’d. Notes, 144A(a)	4.750	01/15/28	9,883	9,097,635
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	19,187	18,225,313

				331,336,864

Chemicals 2.2%

Ashland, Inc., Sr. Unsec’d. Notes	6.875	05/15/43	36,370	35,961,891
ASP Unifrax Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	5.250	09/30/28	11,725	7,913,161
Sr. Unsec’d. Notes, 144A(a)	7.500	09/30/29	9,475	4,926,506
Avient Corp., Sr. Unsec’d. Notes, 144A	5.750	05/15/25	1,260	1,243,416
Chemours Co. (The), Gtd. Notes(a)	5.375	05/15/27	10,230	9,631,684
Gtd. Notes, 144A(a)	4.625	11/15/29	6,704	5,575,119
Gtd. Notes, 144A(a)	5.750	11/15/28	15,640	14,047,264
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A, Cash coupon 8.250% and PIK 2.000% (original cost $40,926,462; purchased 08/03/17 - 03/15/21)(f)	10.250	09/01/27	41,923	36,317,352
Iris Holding, Inc., Sr. Unsec’d. Notes, 144A(a)	10.000	12/15/28	38,268	30,429,765
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	4.875	06/01/24	2,540	2,492,400
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25	3,600	3,418,704
Sr. Unsec’d. Notes, 144A(a)	5.250	06/01/27	21,927	19,435,216
Olympus Water US Holding Corp., Sr. Sec’d. Notes, 144A(a)	4.250	10/01/28	16,100	13,310,419
Sr. Sec’d. Notes, 144A(a)	9.750	11/15/28	29,825	30,070,174
Sr. Unsec’d. Notes, 144A(a)	6.250	10/01/29	4,578	3,684,232
Rain Carbon, Inc., Sr. Sec’d. Notes, 144A	12.250	09/01/29	30,875	31,802,178
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	1,165	1,144,888
SK Invictus Intermediate II Sarl, Sr. Sec’d. Notes, 144A(a)	5.000	10/30/29	43,125	35,334,037
SNF Group SACA (France), Sr. Unsec’d. Notes, 144A	3.375	03/15/30	12,150	9,877,100

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

TPC Group, Inc., Sr. Sec’d. Notes, 144A	13.000%	12/16/27	36,467	$36,866,325
Tronox, Inc., Gtd. Notes, 144A(a)	4.625	03/15/29	34,346	28,154,553
Valvoline, Inc., Sr. Unsec’d. Notes, 144A	3.625	06/15/31	14,825	11,834,474
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750	07/15/25(d)	65,304	1,959,120
Sr. Sec’d. Notes, 144A	9.500	07/01/25(d)	23,430	18,275,400
WR Grace Holdings LLC, Sr. Sec’d. Notes, 144A	4.875	06/15/27	1,157	1,079,647
Sr. Sec’d. Notes, 144A(a)	7.375	03/01/31	5,750	5,680,529

				400,465,554

Coal 0.2%

Conuma Resources Ltd. (Canada), Sr. Sec’d. Notes, 144A	13.125	05/01/28	23,100	21,338,625
Coronado Finance Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A(a)	10.750	05/15/26	12,807	13,249,354

				34,587,979

Commercial Services 4.4%

Adtalem Global Education, Inc., Sr. Sec’d. Notes, 144A(a)	5.500	03/01/28	24,602	23,005,228
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.625	07/15/26	48,580	46,246,334
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29	71,573	54,841,937
Sr. Unsec’d. Notes, 144A(a)	9.750	07/15/27	68,027	62,481,076
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Sr. Sec’d. Notes, 144A(a)	4.625	06/01/28	41,788	35,519,800
Sr. Sec’d. Notes, 144A	4.625	06/01/28	36,956	31,043,040
Alta Equipment Group, Inc., Sec’d. Notes, 144A	5.625	04/15/26	16,763	15,518,126
AMN Healthcare, Inc., Gtd. Notes, 144A(a)	4.000	04/15/29	15,247	13,094,789
Gtd. Notes, 144A	4.625	10/01/27	15,085	13,906,113
APi Group DE, Inc., Gtd. Notes, 144A	4.750	10/15/29	10,373	9,380,582

See Notes to Financial Statements.

PGIM High Yield Fund 19

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(a)	4.750%	04/01/28		28,975	$26,291,426
Gtd. Notes, 144A(a)	5.375	03/01/29		475	436,387
Gtd. Notes, 144A	5.750	07/15/27		235	225,744
Gtd. Notes, 144A	5.750	07/15/27		619	591,289
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	11,000	11,694,824
Brink’s Co. (The), Gtd. Notes, 144A	4.625	10/15/27		3,173	2,952,034
Gtd. Notes, 144A(a)	5.500	07/15/25		766	752,753
Carriage Services, Inc., Gtd. Notes, 144A(a)	4.250	05/15/29		8,946	7,754,967
Gartner, Inc., Gtd. Notes, 144A(a)	3.625	06/15/29		8,525	7,488,038
Gtd. Notes, 144A	3.750	10/01/30		5,248	4,532,663
Hertz Corp. (The), Gtd. Notes, 144A(a)	4.625	12/01/26		9,950	9,000,613
Gtd. Notes, 144A(a)	5.000	12/01/29		18,800	15,493,403
Metis Merger Sub LLC, Sr. Unsec’d. Notes, 144A(a)	6.500	05/15/29		92,665	80,308,419
MPH Acquisition Holdings LLC, Sr. Sec’d. Notes, 144A	5.500	09/01/28		52,848	44,965,637
NESCO Holdings II, Inc., Sec’d. Notes, 144A	5.500	04/15/29		26,390	24,030,434
Service Corp. International, Sr. Unsec’d. Notes(a)	3.375	08/15/30		17,030	14,184,320
United Rentals North America, Inc., Gtd. Notes(a)	3.750	01/15/32		23,383	19,620,080
Gtd. Notes(a)	3.875	02/15/31		5,805	4,976,227
Gtd. Notes(a)	4.000	07/15/30		2,906	2,546,229
Gtd. Notes(a)	4.875	01/15/28		59,499	56,586,762
Gtd. Notes(a)	5.250	01/15/30		30,170	28,683,732
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26		109,424	108,946,678
VT Topco, Inc., Sr. Sec’d. Notes, 144A	8.500	08/15/30		11,375	11,533,496

					788,633,180

Computers 0.8%

CA Magnum Holdings (India), Sr. Sec’d. Notes, 144A	5.375	10/31/26		6,425	5,727,502

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

McAfee Corp., Sr. Unsec’d. Notes, 144A(a)	7.375%	02/15/30	37,735	$33,013,294

NCR Corp.,
Gtd. Notes, 144A(a)	5.000	10/01/28	18,075	16,599,400
Gtd. Notes, 144A(a)	5.125	04/15/29	29,199	26,630,928
Gtd. Notes, 144A(a)	5.250	10/01/30	11,634	10,456,075
Gtd. Notes, 144A(a)	5.750	09/01/27	11,642	11,746,795
Gtd. Notes, 144A(a)	6.125	09/01/29	15,715	16,129,549
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	22,329	21,969,484

				142,273,027

Distribution/Wholesale 0.6%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	74,761	65,292,007
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A(a)	7.750	03/15/31	14,650	15,101,074
Sr. Sec’d. Notes, 144A	6.750	03/15/28	4,550	4,588,675
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A(a)	8.500	06/15/30	24,100	24,210,310

				109,192,066

Diversified Financial Services 2.6%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	25,173	24,557,560
goeasy Ltd. (Canada),
Gtd. Notes, 144A(a)	4.375	05/01/26	14,058	12,941,232
Gtd. Notes, 144A	5.375	12/01/24	206	202,395
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.000	08/15/28	56,680	48,604,540
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	31,488	20,550,284
LFS Topco LLC,
Gtd. Notes, 144A(a)	5.875	10/15/26	30,200	26,205,579
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000	03/15/29	14,349	12,760,050
Gtd. Notes, 144A(a)	4.375	05/15/31	1,250	1,100,558
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.375	05/01/28	8,625	8,779,215

See Notes to Financial Statements.

PGIM High Yield Fund 21

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(a)	5.125%	12/15/30	59,645	$50,601,522
Gtd. Notes, 144A(a)	6.000	01/15/27	38,045	36,513,562
Navient Corp.,
Sr. Unsec’d. Notes(a)	5.500	03/15/29	31,775	27,230,336
Sr. Unsec’d. Notes(a)	6.750	06/25/25	10,475	10,427,437
Sr. Unsec’d. Notes	9.375	07/25/30	14,350	14,418,778
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	12,720	10,428,679
Gtd. Notes(a)	4.000	09/15/30	32,589	25,379,527
Gtd. Notes(a)	6.625	01/15/28	10,834	10,199,658
Gtd. Notes(a)	6.875	03/15/25	6,688	6,654,560
Gtd. Notes(a)	7.125	03/15/26	51,653	50,927,694
Gtd. Notes(a)	8.250	10/01/23	1,568	1,569,985
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	21,950	18,209,941
Gtd. Notes, 144A(a)	5.375	10/15/25	26,500	25,634,058
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A(a)	3.625	03/01/29	7,271	6,189,027
Gtd. Notes, 144A(a)	3.875	03/01/31	5,293	4,317,266
Gtd. Notes, 144A(a)	4.000	10/15/33	18,550	14,716,381

				469,119,824

Electric 4.4%

Calpine Corp.,
Sr. Sec’d. Notes, 144A(a)	3.750	03/01/31	13,137	10,946,561
Sr. Sec’d. Notes, 144A	4.500	02/15/28	11,674	10,812,485
Sr. Sec’d. Notes, 144A	5.250	06/01/26	627	615,878
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	62,740	54,532,144
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	78,131	66,137,627
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	176,674	160,993,769
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000	06/01/24	18,043	11,728,037
NRG Energy, Inc.,
Gtd. Notes(a)	5.750	01/15/28	36,375	34,411,002
Gtd. Notes	6.625	01/15/27	8,744	8,633,844
Gtd. Notes, 144A	3.375	02/15/29	14,241	11,738,490
Gtd. Notes, 144A	3.625	02/15/31	48,578	37,999,332
Gtd. Notes, 144A(a)	3.875	02/15/32	30,058	23,251,211
Gtd. Notes, 144A	5.250	06/15/29	20,336	18,309,347

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NRG Energy, Inc., (cont’d.)
Jr. Sub. Notes, 144A	10.250%(ff)	03/15/28(oo)		33,500	$32,723,619
PG&E Corp.,
Sr. Sec’d. Notes(a)	5.250	07/01/30		57,947	51,489,903
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		32,750	30,459,023
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		44,840	43,000,818
Vistra Operations Co. LLC,
Gtd. Notes, 144A(a)	4.375	05/01/29		36,450	32,126,040
Gtd. Notes, 144A	5.000	07/31/27		77,163	72,645,434
Gtd. Notes, 144A	5.500	09/01/26		18,365	17,709,674
Gtd. Notes, 144A	5.625	02/15/27		71,972	69,258,055

					799,522,293

Electrical Components & Equipment 0.5%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	5,555	4,864,277
Energizer Holdings, Inc.,
Gtd. Notes, 144A(a)	4.375	03/31/29		25,697	22,001,300
Gtd. Notes, 144A(a)	4.750	06/15/28		2,650	2,350,448
Gtd. Notes, 144A(a)	6.500	12/31/27		6,796	6,565,534
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		16,425	16,543,356
Gtd. Notes, 144A(a)	7.250	06/15/28		29,217	29,777,814

					82,102,729

Electronics 0.2%

Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $43,053,278; purchased 10/08/20 - 06/21/22)(f)	9.750	10/15/25		41,105	40,139,890
Sensata Technologies, Inc.,
Gtd. Notes, 144A(a)	3.750	02/15/31		2,000	1,672,199

					41,812,089

Engineering & Construction 0.2%

Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30		10,725	11,074,370

See Notes to Financial Statements.

PGIM High Yield Fund 23

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)

TopBuild Corp.,
Gtd. Notes, 144A	3.625%	03/15/29	14,278	$12,290,481
Gtd. Notes, 144A	4.125	02/15/32	11,500	9,605,258

				32,970,109

Entertainment 2.9%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	10,918	7,573,108
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	13,480	13,384,477
Sr. Sec’d. Notes, 144A	7.000	02/15/30	56,475	56,706,005
Sr. Unsec’d. Notes, 144A(a)	4.625	10/15/29	68,067	59,533,540
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	21,770	21,123,697
CDI Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.750	04/01/30	9,125	8,486,250
Churchill Downs, Inc.,
Gtd. Notes, 144A(a)	6.750	05/01/31	8,000	7,825,788
Everi Holdings, Inc.,
Gtd. Notes, 144A(a)	5.000	07/15/29	2,533	2,259,037
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	42,148	42,050,016
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	8,223	7,781,178
Sr. Sec’d. Notes, 144A(a)	5.250	01/15/29	6,336	5,940,000
Sr. Sec’d. Notes, 144A	6.250	01/15/27	9,103	8,966,455
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	24,710	22,407,877
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	19,835	18,149,293
Light & Wonder International, Inc.,
Gtd. Notes, 144A	7.000	05/15/28	1,200	1,200,858
Gtd. Notes, 144A(a)	7.500	09/01/31	9,850	9,985,661
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	35,098	30,549,348
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625	11/15/27	22,270	20,655,425
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.125	07/01/29	49,725	40,681,482
Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27	56,199	53,322,106

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A(a)	5.875%	09/01/31	40,700	$31,417,498
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	25,448	22,430,628
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(a)	5.125	10/01/29	32,036	28,708,400

				521,138,127

Environmental Control 0.3%

Covanta Holding Corp.,
Gtd. Notes(a)	5.000	09/01/30	7,284	6,197,535
Gtd. Notes, 144A(a)	4.875	12/01/29	4,261	3,684,845
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	9,450	8,402,278
Gtd. Notes, 144A(a)	4.375	08/15/29	36,677	32,277,961
Gtd. Notes, 144A(a)	4.750	06/15/29	5,000	4,509,450

				55,072,069

Foods 2.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	4,844	4,194,226
Gtd. Notes, 144A	4.625	01/15/27	11,857	11,214,276
Gtd. Notes, 144A(a)	5.875	02/15/28	7,075	6,867,320
Gtd. Notes, 144A(a)	6.500	02/15/28	6,655	6,622,426
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25	750	732,397
Gtd. Notes(a)	5.250	09/15/27	101,650	90,019,067
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	31,184	24,169,273
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A(a)	7.500	04/15/25	9,994	9,985,048
Sr. Sec’d. Notes, 144A(a)	4.625	11/15/28	1,784	1,607,084
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	3.750	12/01/31	18,077	15,004,651
Sr. Unsec’d. Notes	5.500	01/15/30	12,473	12,072,741
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	46,550	38,501,943

See Notes to Financial Statements.

PGIM High Yield Fund 25

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Kraft Heinz Foods Co., (cont’d.)
Gtd. Notes	4.625%	10/01/39		950	$836,470
Gtd. Notes	5.000	07/15/35		7,205	6,996,101
Gtd. Notes	5.200	07/15/45		10,575	9,724,607
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		4,571	4,023,276
Gtd. Notes, 144A(a)	4.375	01/31/32		3,405	2,956,009
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	3,449	3,414,088
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32		46,652	37,532,695
Gtd. Notes	4.250	04/15/31		31,667	27,414,196
Gtd. Notes, 144A(a)	5.875	09/30/27		17,825	17,651,644
Post Holdings, Inc.,
Gtd. Notes, 144A(a)	4.625	04/15/30		36,906	32,681,191
Gtd. Notes, 144A(a)	5.500	12/15/29		27,997	25,890,577
Sr. Unsec’d. Notes, 144A(a)	4.500	09/15/31		28,674	24,712,554

					414,823,860

Gas 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		18,950	18,592,068
Sr. Unsec’d. Notes	5.750	05/20/27		24,359	22,532,494
Sr. Unsec’d. Notes(a)	5.875	08/20/26		24,359	23,096,785

					64,221,347

Healthcare-Products 1.0%

Embecta Corp.,
Sr. Sec’d. Notes, 144A(a)	5.000	02/15/30		33,950	27,918,316
Sr. Sec’d. Notes, 144A	6.750	02/15/30		7,550	6,669,899
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		79,207	68,989,411
Sr. Unsec’d. Notes, 144A(a)	5.250	10/01/29		80,385	71,381,318

					174,958,944

Healthcare-Services 3.6%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		91,662	72,985,868
Gtd. Notes, 144A(a)	4.625	06/01/30		76,872	65,941,201

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

HCA, Inc.,
Gtd. Notes	7.050%	12/01/27	8,725	$9,073,438
Gtd. Notes	7.500	11/06/33	17,650	19,063,694
Gtd. Notes, MTN	7.580	09/15/25	7,101	7,282,864
Gtd. Notes, MTN	7.750	07/15/36	25,990	28,688,854
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A(a)	4.375	02/15/27	24,513	21,209,510
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	42,494	29,134,693
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	56,123	52,662,790
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	102,869	96,224,694
Tenet Healthcare Corp.,
Gtd. Notes(a)	6.125	10/01/28	38,201	36,793,801
Sr. Sec’d. Notes(a)	4.250	06/01/29	59,603	53,232,438
Sr. Sec’d. Notes	4.375	01/15/30	88,193	78,437,174
Sr. Sec’d. Notes	4.625	06/15/28	5,042	4,653,156
Sr. Sec’d. Notes, 144A	6.750	05/15/31	15,595	15,547,225
Sr. Unsec’d. Notes	6.875	11/15/31	48,941	49,086,890

				640,018,290

Home Builders 4.2%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	14,409	12,486,594
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	22,361	19,253,226
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	12,483	11,939,489
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	43,153	40,711,006
Gtd. Notes(a)	6.750	03/15/25	26,976	26,924,978
Gtd. Notes	7.250	10/15/29	76,643	74,310,185
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	53,996	44,681,690
Gtd. Notes, 144A(a)	6.250	09/15/27	34,243	31,375,149
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	14,319	11,884,770
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	27,988	27,911,337
Gtd. Notes, 144A	3.875	08/15/29	234	201,798

See Notes to Financial Statements.

PGIM High Yield Fund 27

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	7.000%	12/15/25	5,300	$5,121,125
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	12,554	11,707,944
Gtd. Notes, 144A(a)	5.000	03/01/28	39,545	36,698,900
KB Home,
Gtd. Notes(a)	4.000	06/15/31	22,456	18,909,079
Gtd. Notes	4.800	11/15/29	29,319	26,447,959
Gtd. Notes	6.875	06/15/27	17,586	17,798,889
Gtd. Notes(a)	7.250	07/15/30	2,975	2,991,417
M/I Homes, Inc.,
Gtd. Notes(a)	3.950	02/15/30	5,017	4,283,219
Gtd. Notes	4.950	02/01/28	28,261	26,255,082
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	55,558	48,613,250
Sr. Unsec’d. Notes, 144A(a)	5.250	12/15/27	34,931	32,704,149
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	14,350	13,785,214
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	50,125	46,125,077
Sr. Unsec’d. Notes(a)	4.750	04/01/29	18,584	16,544,441
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A(a)	7.500	02/15/26	37,665	35,255,843
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	16,194	15,692,772
Gtd. Notes, 144A	5.875	06/15/27	35,369	34,755,400
Sr. Unsec’d. Notes, 144A(a)	5.125	08/01/30	25,204	23,213,022
Taylor Morrison Communities, Inc./Taylor Morrison
Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	4,455	4,432,725
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	6,603	6,304,548
Gtd. Notes	5.700	06/15/28	34,272	32,480,686

				761,800,963

Home Furnishings 0.0%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A(a)	4.000	04/15/29	10,217	8,774,955

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A(a)	4.250%	03/15/29	42,670	$36,476,613
Central Garden & Pet Co.,
Gtd. Notes(a)	4.125	10/15/30	4,500	3,871,161
Gtd. Notes, 144A	4.125	04/30/31	905	769,214
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A(a)	7.000	12/31/27	31,203	27,380,632
Sr. Sec’d. Notes, 144A(a)	5.000	12/31/26	5,450	5,054,875
Spectrum Brands, Inc.,
Gtd. Notes, 144A(a)	3.875	03/15/31	4,490	3,761,986

				77,314,481

Housewares 0.6%

Scotts Miracle-Gro Co. (The),
Gtd. Notes(a)	4.000	04/01/31	57,793	45,449,385
Gtd. Notes(a)	4.375	02/01/32	19,175	15,130,657
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A(a)	6.500	10/01/29	84,380	54,806,892

				115,386,934

Insurance 0.1%

BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	30,291	26,654,738

Internet 0.6%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	33,280	27,858,303
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	24,703	19,001,444
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	39,308	38,549,107
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A(a)	3.500	03/01/29	17,687	15,189,416

				100,598,270

Iron/Steel 0.5%

ATI, Inc.,
Sr. Unsec’d. Notes(a)	7.250	08/15/30	9,050	9,129,879

See Notes to Financial Statements.

PGIM High Yield Fund 29

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	01/31/29	40,370	$40,203,424
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A(a)	6.750	04/15/30	24,800	23,626,550
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	6,000	5,296,883
Sr. Unsec’d. Notes	4.375	03/15/32	9,360	8,025,512

				86,282,248

Leisure Time 2.6%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	57,893	54,491,786
Gtd. Notes, 144A(a)	7.625	03/01/26	40,925	40,686,407
Sr. Sec’d. Notes, 144A	7.000	08/15/29	6,775	6,851,219
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A(a)	9.000	05/15/28	17,450	17,899,912
NCL Corp. Ltd.,
Gtd. Notes, 144A(a)	5.875	03/15/26	48,592	45,677,452
Sr. Sec’d. Notes, 144A(a)	5.875	02/15/27	6,325	6,109,507
Sr. Sec’d. Notes, 144A(a)	8.375	02/01/28	27,739	28,432,475
Sr. Unsec’d. Notes, 144A(a)	7.750	02/15/29	18,075	17,141,607
NCL Finance Ltd.,
Gtd. Notes, 144A(a)	6.125	03/15/28	20,569	18,486,389
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A(a)	7.250	01/15/30	8,950	9,059,280
Gtd. Notes, 144A(a)	9.250	01/15/29	14,650	15,568,848
Sr. Sec’d. Notes, 144A	8.250	01/15/29	7,925	8,254,046
Sr. Unsec’d. Notes	7.500	10/15/27	3,700	3,727,750
Sr. Unsec’d. Notes, 144A(a)	5.375	07/15/27	13,400	12,567,056
Sr. Unsec’d. Notes, 144A(a)	5.500	08/31/26	9,500	9,053,690
Sr. Unsec’d. Notes, 144A(a)	5.500	04/01/28	31,900	29,809,274
Sr. Unsec’d. Notes, 144A(a)	11.625	08/15/27	46,845	50,915,362
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	38,750	36,037,500
Sr. Unsec’d. Notes, 144A(a)	7.000	02/15/29	5,725	5,410,125
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	27,910	25,816,750

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

Vista Outdoor, Inc.,
Gtd. Notes, 144A(a)	4.500%	03/15/29	7,778	$6,529,023
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	11,200	10,386,880

				458,912,338

Lodging 1.4%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300	02/15/26	3,775	3,373,757
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	42,765	35,501,469
Gtd. Notes, 144A	4.000	05/01/31	1,852	1,609,781
MGM Resorts International,
Gtd. Notes(a)	4.625	09/01/26	2,870	2,703,558
Gtd. Notes(a)	4.750	10/15/28	46,117	41,852,513
Gtd. Notes(a)	5.500	04/15/27	40,275	38,513,794
Gtd. Notes(a)	5.750	06/15/25	4,825	4,765,165
Gtd. Notes(a)	6.750	05/01/25	22,319	22,354,519
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	19,045	18,400,550
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/29	15,250	12,430,885
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	9,475	8,860,451
Sr. Unsec’d. Notes, 144A(a)	5.500	10/01/27	13,450	12,077,226
Sr. Unsec’d. Notes, 144A(a)	5.625	08/26/28	60,510	53,021,887

				255,465,555

Machinery-Construction & Mining 0.1%

Terex Corp.,
Gtd. Notes, 144A(a)	5.000	05/15/29	26,280	24,114,977

Machinery-Diversified 0.9%

Chart Industries, Inc.,
Gtd. Notes, 144A(a)	9.500	01/01/31	13,675	14,754,413
Sr. Sec’d. Notes, 144A	7.500	01/01/30	26,475	27,150,170
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.625	12/15/28	26,632	20,912,964
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(a)	10.125	08/01/24	50,323	50,414,783

See Notes to Financial Statements.

PGIM High Yield Fund 31

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)

Maxim Crane Works Holdings Capital LLC, (cont’d.)
Sec’d. Notes, 144A	11.500%	09/01/28	31,925	$32,018,429
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(a)	5.250	07/15/27	14,525	13,553,641

				158,804,400

Media 6.9%

AMC Networks, Inc.,
Gtd. Notes(a)	5.000	04/01/24	10,534	10,428,953
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	108,474	87,926,883
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	103,551	84,930,675
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	51,521	39,452,716
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	34,925	27,597,632
Sr. Unsec’d. Notes, 144A(a)	4.750	03/01/30	12,417	10,673,188
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/28	30,725	28,315,460
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	15,403	14,482,863
Sr. Unsec’d. Notes, 144A(a)	5.375	06/01/29	14,806	13,477,202
Sr. Unsec’d. Notes, 144A(a)	5.500	05/01/26	22,685	22,102,628
CSC Holdings LLC,
Gtd. Notes, 144A(a)	3.375	02/15/31	27,213	18,702,839
Gtd. Notes, 144A(a)	4.125	12/01/30	20,475	14,598,863
Gtd. Notes, 144A	4.500	11/15/31	8,756	6,240,142
Gtd. Notes, 144A(a)	5.375	02/01/28	15,756	12,927,737
Gtd. Notes, 144A(a)	5.500	04/15/27	38,655	33,366,301
Gtd. Notes, 144A(a)	6.500	02/01/29	12,960	10,715,208
Sr. Unsec’d. Notes(a)	5.250	06/01/24	9,108	8,642,070
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	134,663	70,418,301
Sr. Unsec’d. Notes, 144A	5.000	11/15/31	16,770	9,014,485
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	51,843	28,690,827
Sr. Unsec’d. Notes, 144A(a)	7.500	04/01/28	25,972	16,453,834
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $181,475,272; purchased 07/18/19 - 06/03/22)(f)	6.625	08/15/27(d)	267,691	7,100,188
Sec’d. Notes, 144A (original cost $59,318,362; purchased 11/18/21 - 08/03/22)(f)	5.375	08/15/26(d)	183,396	5,349,531
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	64,394	34,779,550
Gtd. Notes(a)	7.375	07/01/28	30,755	19,227,257
Gtd. Notes	7.750	07/01/26	175,096	130,833,930

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750%	11/15/27	37,200	$37,771,518
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/26	67,025	61,124,669
Gtd. Notes, 144A(a)	7.000	05/15/27	949	850,651
iHeartCommunications, Inc.,
Sr. Sec’d. Notes(a)	6.375	05/01/26	27,700	24,166,739
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	7,300	6,914,184
News Corp.,
Sr. Unsec’d. Notes, 144A(a)	3.875	05/15/29	10,433	9,165,987
Nexstar Media, Inc.,
Gtd. Notes, 144A(a)	4.750	11/01/28	6,587	5,777,185
Gtd. Notes, 144A	5.625	07/15/27	12,620	11,864,438
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.500	09/15/26	39,352	30,652,536
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	125,674	68,414,450
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	53,817	44,173,356
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.500	05/01/29	21,907	18,859,052
Sr. Sec’d. Notes, 144A	5.125	02/15/25	22,800	22,486,937
Sr. Sec’d. Notes, 144A(a)	6.625	06/01/27	94,781	91,764,242
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A(a)	5.000	01/15/32	47,550	38,515,500
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A(a)	5.125	02/28/30	1,800	1,383,750

				1,240,334,457

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	16,098	14,340,028

Mining 1.6%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A(a)	8.000	10/01/30	8,950	9,138,054
Constellium SE,
Gtd. Notes, 144A(a)	5.875	02/15/26	7,625	7,481,421
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	47,135	40,179,759

See Notes to Financial Statements.

PGIM High Yield Fund 33

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	6.875%	03/01/26	3,930	$3,840,239
Gtd. Notes, 144A	6.875	10/15/27	28,111	27,164,503
Gtd. Notes, 144A(a)	7.500	04/01/25	31,927	31,795,301
Gtd. Notes, 144A(a)	8.625	06/01/31	21,350	21,676,441
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28	330	306,540
Hecla Mining Co.,
Gtd. Notes(a)	7.250	02/15/28	24,845	24,357,729
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(a)	4.500	04/01/26	19,537	18,413,623
Gtd. Notes, 144A(a)	6.125	04/01/29	42,395	39,851,300
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	50,319	47,922,809
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	937	848,600
Gtd. Notes, 144A(a)	3.875	08/15/31	5,098	4,230,956
Gtd. Notes, 144A	4.750	01/30/30	12,930	11,571,930

				288,779,205

Miscellaneous Manufacturing 0.3%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	6,475	6,287,292
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	28,647	25,253,157
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	16,950	17,294,742

				48,835,191

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	10,920	9,519,218

Oil & Gas 7.0%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A(a)	8.250	02/15/26	19,986	20,080,446
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24(d)	104,709	10,471
Antero Resources Corp.,
Gtd. Notes, 144A(a)	5.375	03/01/30	39,525	36,993,170

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Antero Resources Corp., (cont’d.)
Gtd. Notes, 144A(a)	7.625%	02/01/29	23,477	$24,010,344
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	18,868	18,758,637
Gtd. Notes, 144A	9.000	11/01/27	28,374	35,683,872
Sr. Unsec’d. Notes, 144A(a)	8.250	12/31/28	54,930	54,991,744
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A(a)	9.750	11/01/26	57,180	59,109,825
Chesapeake Energy Corp.,
Gtd. Notes, 144A(a)	5.500	02/01/26	15,495	15,153,576
Gtd. Notes, 144A(a)	5.875	02/01/29	10,895	10,440,818
Gtd. Notes, 144A(a)	6.750	04/15/29	29,799	29,592,356
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.375	06/15/26	1,226	1,201,046
Sr. Sec’d. Notes, 144A	7.000	06/15/25	56,580	56,042,499
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	22,525	23,198,639
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	54,088	54,031,236
Comstock Resources, Inc.,
Gtd. Notes, 144A(a)	5.875	01/15/30	18,425	16,274,685
Gtd. Notes, 144A(a)	6.750	03/01/29	32,042	29,947,340
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	22,657	23,168,018
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/29	7,850	7,282,963
Sr. Unsec’d. Notes, 144A(a)	5.625	10/15/25	7,487	7,367,349
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	39,738	38,883,887
EQT Corp.,
Sr. Unsec’d. Notes	5.000	01/15/29	10,350	9,832,552
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	28,950	27,109,573
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	23,336	21,698,333
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	26,190	24,093,900
Sr. Unsec’d. Notes, 144A(a)	6.250	11/01/28	52,048	50,030,901
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	30,875	28,383,270
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	26,250	25,092,638
Gtd. Notes, 144A(a)	7.125	02/01/27	17,963	18,135,265

See Notes to Financial Statements.

PGIM High Yield Fund 35

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Nabors Industries Ltd.,
Gtd. Notes, 144A(a)	7.250%	01/15/26	26,955	$25,843,106
Gtd. Notes, 144A(a)	7.500	01/15/28	66,185	60,865,712
Nabors Industries, Inc.,
Gtd. Notes(a)	5.750	02/01/25	45,170	44,307,487
Gtd. Notes, 144A(a)	7.375	05/15/27	2,775	2,707,003
Noble Finance II LLC,
Gtd. Notes, 144A(a)	8.000	04/15/30	6,650	6,875,468
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.125	10/15/27	1,230	1,268,034
Sr. Unsec’d. Notes	7.150	05/15/28	8,292	8,602,156
Sr. Unsec’d. Notes	7.200	04/01/28	2,400	2,474,520
Sr. Unsec’d. Notes	7.875	09/15/31	850	942,405
Sr. Unsec’d. Notes	7.950	04/15/29	8,558	9,124,342
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	33,190	29,207,200
Gtd. Notes, 144A	4.625	05/01/30	28,475	25,022,406
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A(a)	6.875	01/15/29	8,275	7,902,625
Gtd. Notes, 144A	7.125	01/15/26	15,052	14,880,859
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	19,172	18,695,611
Gtd. Notes, 144A(a)	4.750	02/15/30	3,875	3,500,115
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month LIBOR + 0.750%^	13.052(c)	12/15/28	25,050	24,549,000
Southwestern Energy Co.,
Gtd. Notes(a)	4.750	02/01/32	37,250	32,978,043
Gtd. Notes(a)	5.375	02/01/29	15,208	14,417,835
Gtd. Notes(a)	5.375	03/15/30	67,106	62,816,537
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes(a)	4.500	05/15/29	26,133	23,654,492
Gtd. Notes(a)	4.500	04/30/30	26,625	23,756,025
Gtd. Notes(a)	5.875	03/15/28	3,936	3,832,195
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	16,015	15,754,756
Gtd. Notes, 144A	7.500	01/15/26	11,077	10,919,042
Gtd. Notes, 144A	8.000	02/01/27	1,220	1,186,462
Gtd. Notes, 144A	11.500	01/30/27	3,550	3,737,440
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	11,475	11,687,861

				1,258,108,090

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers 2.0%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(a)	6.500%	06/30/27	39,731	$31,784,553
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A(a)	4.000	09/01/29	4,615	3,734,689
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A(a)	5.250	08/15/27	8,175	6,928,803
Sr. Sec’d. Notes, 144A	4.125	08/15/26	3,735	3,482,178
Sr. Unsec’d. Notes, 144A(a)	5.250	08/15/27	8,910	7,638,721
Graham Packaging Co., Inc.,
Gtd. Notes, 144A(a)	7.125	08/15/28	33,920	29,818,333
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	9,225	9,050,185
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	18,475	15,057,125
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A(a)	6.000	09/15/28	35,362	31,825,800
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	24,240	22,073,218
Sr. Sec’d. Notes, 144A	6.750	07/15/26	275	268,858
Sr. Sec’d. Notes, 144A	9.500	11/01/28	7,750	7,990,145
Sr. Unsec’d. Notes, 144A(a)	8.250	11/01/29	37,377	31,324,984
Sr. Unsec’d. Notes, 144A(a)	10.500	07/15/27	29,699	28,355,326
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A(a)	7.875	08/15/26	21,000	20,690,141
OI European Group BV,
Gtd. Notes, 144A(a)	4.750	02/15/30	13,450	12,230,623
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25	4,236	4,235,894
Gtd. Notes, 144A(a)	6.625	05/13/27	3,530	3,492,617
Gtd. Notes, 144A(a)	7.250	05/15/31	12,400	12,514,281
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.375	10/15/28	22,350	19,942,613
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A(a)	6.125	02/01/28	5,150	5,072,503

See Notes to Financial Statements.

PGIM High Yield Fund 37

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750%	12/31/28	39,500	$41,187,692
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	12,675	11,070,236

				359,769,518

Pharmaceuticals 2.2%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	48,526	39,660,596
Gtd. Notes, 144A(a)	5.125	03/01/30	22,832	18,930,807
Gtd. Notes, 144A(a)	6.125	08/01/28	20,027	18,122,723
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27	2,823	1,570,294
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.000	01/30/28	49,922	22,215,290
Gtd. Notes, 144A	5.000	02/15/29	73,671	31,310,175
Gtd. Notes, 144A(a)	5.250	01/30/30	116,023	48,729,660
Gtd. Notes, 144A(a)	5.250	02/15/31	23,067	9,693,445
Gtd. Notes, 144A	6.250	02/15/29	195,770	85,649,375
Gtd. Notes, 144A(a)	7.000	01/15/28	11,113	5,028,632
Gtd. Notes, 144A(a)	9.000	12/15/25	3,775	3,473,000
Sr. Sec’d. Notes, 144A	4.875	06/01/28	4,474	2,650,845
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A(a)	4.375	01/15/29	6,397	5,709,067
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	10,873	9,836,486
Sr. Unsec’d. Notes, 144A(a)	5.125	04/30/31	73,881	62,880,827
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	34,502	29,815,702

				395,276,924

Pipelines 3.3%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	33,170	31,095,351
Gtd. Notes, 144A	5.750	03/01/27	32,490	31,466,561
Gtd. Notes, 144A(a)	5.750	01/15/28	40,953	39,203,016
Gtd. Notes, 144A	7.875	05/15/26	2,575	2,618,613
Cheniere Energy Partners LP,
Gtd. Notes(a)	4.000	03/01/31	34,475	30,398,222

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Cheniere Energy Partners LP, (cont’d.)
Gtd. Notes	4.500%	10/01/29	1,322	$1,220,515
Cheniere Energy, Inc.,
Sr. Sec’d. Notes	4.625	10/15/28	87,539	82,434,131
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	3,550	3,067,106
DCP Midstream Operating LP,
Gtd. Notes(a)	5.125	05/15/29	7,937	7,750,803
Gtd. Notes	5.625	07/15/27	13,195	13,208,382
Gtd. Notes, 144A	6.450	11/03/36	3,455	3,520,645
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	17,145	15,196,972
EQM Midstream Partners LP,
Sr. Unsec’d. Notes(a)	5.500	07/15/28	685	653,996
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	3,242	3,211,524
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	25,112	24,932,236
Sr. Unsec’d. Notes, 144A(a)	7.500	06/01/27	7,125	7,189,139
Sr. Unsec’d. Notes, 144A(a)	7.500	06/01/30	14,801	15,174,774
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	15,486	14,689,319
Gtd. Notes(a)	7.000	08/01/27	14,055	13,859,109
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A(a)	8.875	07/15/28	7,250	7,491,680
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	1,475	1,395,933
Sr. Unsec’d. Notes, 144A	4.800	05/15/30	4,000	3,528,245
Sr. Unsec’d. Notes, 144A	4.950	07/15/29	148	135,780
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	51,988	47,029,520
Sr. Unsec’d. Notes, 144A	7.500	07/15/38	9,417	8,898,995
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	61,967	57,544,486
Gtd. Notes, 144A(a)	6.000	03/01/27	15,384	14,748,592
Gtd. Notes, 144A(a)	6.000	12/31/30	15,727	14,136,817
Gtd. Notes, 144A	6.000	09/01/31	9,663	8,576,281
Gtd. Notes, 144A	7.500	10/01/25	6,207	6,232,238
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	19,005	16,455,509
Sr. Sec’d. Notes, 144A	4.125	08/15/31	14,185	12,049,958
Sr. Sec’d. Notes, 144A(a)	6.250	01/15/30	9,675	9,432,374
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	19,164	18,504,264

See Notes to Financial Statements.

PGIM High Yield Fund 39

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Western Midstream Operating LP, (cont’d.)
Sr. Unsec’d. Notes	4.050%	02/01/30		4,719	$4,206,612
Sr. Unsec’d. Notes	4.500	03/01/28		325	306,168
Sr. Unsec’d. Notes	5.250	02/01/50		10,200	8,242,377
Sr. Unsec’d. Notes	5.450	04/01/44		578	484,828
Sr. Unsec’d. Notes	5.500	08/15/48		6,380	5,294,179

					585,585,250

Real Estate 1.2%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(a)	7.875	11/15/25		58,169	54,451,391
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(a)	7.750	09/01/30		11,125	11,234,791
Howard Hughes Corp. (The),
Gtd. Notes, 144A(a)	4.125	02/01/29		35,275	28,962,068
Gtd. Notes, 144A	4.375	02/01/31		24,777	19,755,779
Gtd. Notes, 144A	5.375	08/01/28		31,235	28,203,343
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29		63,521	48,677,965
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A(a)	5.250	04/15/30		16,541	11,552,445
Gtd. Notes, 144A(a)	5.750	01/15/29		9,200	6,588,000

					209,425,782

Real Estate Investment Trusts (REITs) 1.5%

Diversified Healthcare Trust,
Gtd. Notes(a)	4.375	03/01/31		50,779	38,320,284
Gtd. Notes	9.750	06/15/25		33,018	32,489,864
Sr. Unsec’d. Notes	4.750	05/01/24		9,674	9,176,313
Sr. Unsec’d. Notes(a)	4.750	02/15/28		44,279	33,855,272
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	2,225	1,742,412
Gtd. Notes(a)	3.500	03/15/31		37,561	24,338,085
Gtd. Notes(a)	4.625	08/01/29		7,075	5,113,340
Gtd. Notes(a)	5.000	10/15/27		25,329	20,031,137
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		43,696	43,860,597
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A(a)	4.500	02/15/29		7,700	6,759,468

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Sabra Health Care LP,
Gtd. Notes(a)	5.125%	08/15/26		6,308	$6,096,311
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29		545	466,556
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26		4,950	4,692,525
Gtd. Notes, 144A	4.500	01/15/28		11,899	11,063,553
Gtd. Notes, 144A	4.625	12/01/29		36,481	33,072,182

					271,077,899

Retail 4.8%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A(a)	4.000	10/15/30		73,055	61,500,621
Sr. Sec’d. Notes, 144A	3.875	01/15/28		8,583	7,746,157
Arko Corp.,
Gtd. Notes, 144A(a)	5.125	11/15/29		15,325	12,596,005
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29		24,647	12,408,977
Sr. Sec’d. Notes, 144A	4.875	07/15/28		6,650	3,178,379
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27		9,975	9,247,264
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A	6.500	08/01/30		7,750	7,662,362
Brinker International, Inc.,
Gtd. Notes, 144A(a)	5.000	10/01/24		1,411	1,388,819
Gtd. Notes, 144A(a)	8.250	07/15/30		37,105	36,455,363
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A(a)	5.875	07/01/29		21,545	18,501,118
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	24,926	26,149,707
Sr. Sec’d. Notes	6.250	10/30/25	EUR	29,991	31,614,661
Sr. Sec’d. Notes, 144A(a)	6.750	02/07/25		8,484	8,335,530
Sr. Sec’d. Notes, 144A	8.500	10/30/25		29,617	29,320,830
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $ 7,678,413; purchased 07/25/22 - 08/04/22)(f)	5.375	04/01/26		8,315	7,825,144
Sr. Unsec’d. Notes, 144A (original cost $ 4,799,035; purchased 08/02/22 - 08/05/22)(a)(f)	5.875	04/01/29		5,438	4,798,122

See Notes to Financial Statements.

PGIM High Yield Fund 41

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(a)	6.750%	01/15/30	69,312	$57,261,702
Sr. Sec’d. Notes, 144A(a)	4.625	01/15/29	12,034	10,414,028
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	50,740	43,003,163
Gap, Inc. (The),
Gtd. Notes, 144A(a)	3.625	10/01/29	24,215	18,424,923
Gtd. Notes, 144A	3.875	10/01/31	47,182	34,197,178
LBM Acquisition LLC,
Gtd. Notes, 144A(a)	6.250	01/15/29	42,070	37,034,091
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A(a)	4.875	05/01/29	45,170	39,245,987
Sr. Unsec’d. Notes, 144A	8.250	08/01/31	12,700	12,718,292
Park River Holdings, Inc.,
Gtd. Notes, 144A(a)	5.625	02/01/29	71,577	56,022,616
Sr. Unsec’d. Notes, 144A	6.750	08/01/29	9,165	7,399,896
Patrick Industries, Inc.,
Gtd. Notes, 144A(a)	4.750	05/01/29	15,080	12,910,593
Gtd. Notes, 144A(a)	7.500	10/15/27	12,225	11,938,743
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	62,320	61,876,141
SRS Distribution, Inc.,
Gtd. Notes, 144A(a)	6.000	12/01/29	41,722	35,905,237
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	32,661	32,113,973
Sr. Unsec’d. Notes, 144A(a)	5.000	06/01/31	39,247	33,748,666
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A(a)	4.500	03/15/29	56,075	49,120,018
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A(a)	6.875	10/15/28	25,060	22,943,927
White Cap Parent LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%(a)	8.250	03/15/26	4,125	4,071,790

				859,080,023

Software 0.6%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	57,101	52,680,367

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125%	10/02/25		37,408	$37,445,937
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26		1,065	999,769
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A(a)	4.875	07/01/29		20,796	18,077,505
Sr. Sec’d. Notes, 144A	3.875	07/01/28		750	662,895

					109,866,473

Telecommunications 3.7%

Altice France SA (France),
Sr. Sec’d. Notes, 144A(a)	8.125	02/01/27		72,515	61,282,427
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and
PIK 3.000% (original cost $3,090,228; purchased 06/23/20 - 03/08/23)(f)	8.000	04/01/25(d)		12,361	2,843,010
Digicel International Finance Ltd./Digicel International
Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $51,237,746; purchased 05/22/20 - 10/26/21)(f)	8.000	12/31/26(d)		58,118	2,833,233
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $68,636,496; purchased 05/22/20 - 12/22/22)(f)	13.000	12/31/25(d)		75,441	53,374,621
Sr. Sec’d. Notes, 144A (original cost $230,625; purchased 03/15/23)(f)	8.750	05/25/24		250	227,173
Sr. Sec’d. Notes, 144A (original cost $74,296,706; purchased 05/22/20 - 07/10/20)(f)	8.750	05/25/24		76,959	69,896,444
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $121,836,021; purchased 02/24/15 - 11/10/21)(f)	6.750	12/31/23(d)		178,995	8,726,006
Iliad Holding SASU (France),
Sr. Sec’d. Notes(a)	5.625	10/15/28	EUR	2,600	2,653,401
Sr. Sec’d. Notes, 144A(a)	6.500	10/15/26		25,720	24,466,150
Sr. Sec’d. Notes, 144A	7.000	10/15/28		31,005	28,757,138
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)		110,159	110
Gtd. Notes, 144A^	8.500	10/15/24(d)		55,297	55
Gtd. Notes, 144A^	9.750	07/15/25(d)		89,167	89
Sr. Sec’d. Notes, 144A	6.500	03/15/30		98,456	90,087,240
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29		7,089	4,224,171
Gtd. Notes, 144A(a)	4.250	07/01/28		15,745	10,311,693

See Notes to Financial Statements.

PGIM High Yield Fund 43

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Level 3 Financing, Inc., (cont’d.)
Gtd. Notes, 144A(a)	4.625%	09/15/27	12,248	$9,191,645
Sr. Sec’d. Notes, 144A(a)	3.400	03/01/27	8,925	8,232,970
Sr. Sec’d. Notes, 144A(a)	10.500	05/15/30	22,161	22,534,513
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	11,526	12,177,905
Gtd. Notes	8.750	03/15/32	34,652	41,288,919
Sprint LLC,
Gtd. Notes	7.125	06/15/24	33,082	33,367,660
Gtd. Notes	7.625	02/15/25	36,161	36,882,349
Gtd. Notes	7.625	03/01/26	8,977	9,308,287
Gtd. Notes	7.875	09/15/23	29,489	29,505,893
Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	1,251	1,125,389
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	82,282	77,863,624
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.000	03/01/27	18,115	13,564,479
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	24,058	15,718,570

				670,445,164

Transportation 0.1%

XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500	11/15/27	7,750	7,915,818
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	4,825	4,857,182
Sr. Sec’d. Notes, 144A	6.250	06/01/28	3,975	3,895,406

				16,668,406

Trucking & Leasing 0.1%

Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A	5.500	05/01/28	28,003	25,993,424

TOTAL CORPORATE BONDS (cost $17,220,174,213)				14,969,318,397

FLOATING RATE AND OTHER LOANS 2.9%

Airlines 0.2%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	9.292(c)	04/21/28	35,982	36,004,606

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals 0.2%

Venator Materials LLC,
DIP Loan, 1 Month SOFR + 10.000%^	15.314%(c)	12/31/23		33,930	$34,608,437
Initial Term Loan	12.250	08/08/24		15,707	7,421,751

					42,030,188

Computers 0.1%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.168(c)	03/01/29		21,302	20,812,456

Cosmetics/Personal Care 0.1%

Rainbow Finco Sarl (Luxembourg),
Facility B3 Loan, SONIA + 5.000%	10.187(c)	02/23/29	GBP	11,625	13,892,041

Electric 0.0%

Heritage Power LLC,
Term Loan B	— (p)	07/30/26(d)		35,287	7,233,926

Housewares 0.1%

SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%	9.446(c)	10/06/28		28,830	23,900,122

Insurance 0.3%

Acrisure LLC, 2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.196(c)	02/15/27		4,922	4,821,354
Term Loan B 2020, 1 Month LIBOR + 3.500%	8.946(c)	02/15/27		17,430	17,066,843
Asurion LLC,
New B-4 Term Loan, 1 Month SOFR + 5.364%	10.696(c)	01/20/29		34,145	29,913,444

					51,801,641

Investment Companies 0.1%

Rainbow Midco Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 7.750%^	10.947(c)	02/22/30	EUR	14,873	15,643,554

Media 0.3%

CSC Holdings LLC, 2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.810(c)	01/18/28		14,433	13,590,832
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26		41,706	26,691,809

See Notes to Financial Statements.

PGIM High Yield Fund 45

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Media (cont’d.)

Diamond Sports Group LLC, (cont’d.)
Second Lien Term Loan	8.025%	08/24/26	136,549	$3,527,475
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.696(c)	09/25/26	14,065	11,531,227

				55,341,343

Retail 0.3%

EG America LLC (United Kingdom),
New Term Loan B, 1 Month SOFR + 4.250%^	9.647(c)	03/31/26	10,730	10,703,540
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.196(c)	03/06/28	32,865	32,727,716

				43,431,256

Software 0.8%

Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.750%	9.196(c)	10/02/25	12,072	12,062,566
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%	10.946(c)	02/27/26	11,900	11,721,500
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	12.981(c)	06/13/25	39,716	39,666,118
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	9.231(c)	06/13/24	36,460	36,394,302
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.677(c)	07/14/28	49,997	46,034,610

				145,879,096

Telecommunications 0.4%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	8.981(c)	05/27/24	8,253	7,505,255
MLN US HoldCo LLC, 3L Term B Loans, 3 Month SOFR + 9.250%^	14.660(c)	10/18/27	70	10,440
Initial Term Loan, 3 Month SOFR + 6.440%	11.850(c)	10/18/27	1,038	752,264
Initial Term Loan (Second Out (First Lien Roll-Up)), 3
Month SOFR + 6.700%	12.110(c)	10/18/27	2,343	761,558

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month SOFR + 4.000%	9.446%(c)	10/02/28	60,841	$48,657,839
Initial Term Loan- Second Lien, 1 Month SOFR + 7.114%	12.446(c)	10/01/29	25,920	12,344,400

				70,031,756

TOTAL FLOATING RATE AND OTHER LOANS (cost $629,827,119)				526,001,985

U.S. TREASURY OBLIGATIONS 3.4%
U.S. Treasury Notes(k)	2.500	03/31/27	60,475	56,662,241
U.S. Treasury Notes(k)	2.625	05/31/27	100,565	94,397,538
U.S. Treasury Notes(h)	3.875	11/30/27	476,400	467,690,812

TOTAL U.S. TREASURY OBLIGATIONS (cost $635,505,221)				618,750,591

			Shares

COMMON STOCKS 1.7%

Chemicals 0.3%

TPC Group, Inc.*^			2,374,523	59,363,075

Electric Utilities 0.2%

GenOn Energy Holdings, Inc. (Class A Stock)*^			195,390	17,585,100
Keycon Power Holdings LLC*^			82,238	10,436,002

				28,021,102

Gas Utilities 0.4%

Ferrellgas Partners LP (Class B Stock) (original cost $113,624,931; purchased 03/31/10 - 11/04/21)(f)			432,445	61,292,765

Hotels, Restaurants & Leisure 0.0%

CEC Entertainment, Inc.*			240,485	4,248,649

Independent Power & Renewable Electricity Producers 0.1%

Vistra Corp.			342,429	10,759,119

See Notes to Financial Statements.

PGIM High Yield Fund 47

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 0.4%

Chesapeake Energy Corp.(a)	885,809	$78,137,212

Wireless Telecommunication Services 0.3%

Intelsat Emergence SA (Luxembourg)*	2,417,044	54,504,342

TOTAL COMMON STOCKS (cost $210,397,508)		296,326,264

PREFERRED STOCKS 0.8%

Capital Markets 0.0%

Goldman Sachs Group, Inc. (The), 6.375%(c), 3 Month LIBOR + 3.550%, Series K, Maturing 05/10/24(oo)	87,000	2,179,350

Construction Materials 0.0%

New Millennium Homes LLC, Maturing 01/01/49*^	2,000	10,000

Electronic Equipment, Instruments & Components 0.8%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $142,482,000; purchased 03/29/21 - 02/09/22)^(f)	142,275	142,275,000

Media 0.0%

Adelphia Communications Corp.*^	20,000	20

TOTAL PREFERRED STOCKS (cost $140,262,643)		144,464,370

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	253,124	1,582,025
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	253,124	1,012,496

TOTAL RIGHTS (cost $6,515)		2,594,521

See Notes to Financial Statements.

48

Description	Units	Value

WARRANTS* 0.0%

Chemicals

Hercules, Inc., expiring 03/31/29 (cost $0)	230	$—

TOTAL LONG-TERM INVESTMENTS (cost $19,158,948,521)		16,878,364,546

	Shares

SHORT-TERM INVESTMENTS 18.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wl)	528,836,093	528,836,093
PGIM Core Short-Term Bond Fund(wl)	35,169,477	321,449,022
PGIM Institutional Money Market Fund (cost $2,480,892,736; includes $2,469,026,843 of cash collateral for securities on loan)(b)(wl)	2,483,158,423	2,481,916,844

TOTAL SHORT-TERM INVESTMENTS (cost $3,330,150,812)		3,332,201,959

TOTAL INVESTMENTS 112.4% (cost $22,489,099,333)		20,210,566,505
Liabilities in excess of other assets(z) (12.4)%		(2,236,433,382)

NET ASSETS 100.0%		$17,974,133,123

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BNP—BNP Paribas S.A.

BNYM—Bank of New York Mellon

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

DAC—Designated Activity Company

DIP—Debtor-In-Possession

EURIBOR—Euro Interbank Offered Rate

GSI—Goldman Sachs International

IBEX—Spanish Stock Index

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

PGIM High Yield Fund 49

Schedule of Investments (continued)

as of August 31, 2023

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $317,778,943 and 1.8% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,420,093,849; cash collateral of $2,469,026,843 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $917,489,233. The aggregate value of $444,480,827 is 2.5% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wl)

PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
4,668	2 Year U.S. Treasury Notes	Dec. 2023	$951,360,284	$2,086,634
262	5 Year Euro-Bobl	Sep. 2023	32,986,816	(241,808)
7,913	5 Year U.S. Treasury Notes	Dec. 2023	846,072,836	4,034,551
1,940	10 Year U.S. Treasury Notes	Dec. 2023	215,400,625	1,834,171
1	Euro Schatz Index	Sep. 2023	113,987	(657)

See Notes to Financial Statements.

50

Futures contracts outstanding at August 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
2	Euro Schatz Index	Dec. 2023	$228,754	$31
6	IBEX 35 Index	Dec. 2023	874,470	7,496

				7,720,418

Short Positions:
36	10 Year Euro-Bund	Sep. 2023	5,199,285	79,405
103	10 Year Euro-Bund	Dec. 2023	14,813,186	(145,567)
544	20 Year U.S. Treasury Bonds	Dec. 2023	66,198,000	(653,510)
461	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	59,685,094	(735,420)

				(1,455,092)

				$6,265,326

Forward foreign currency exchange contracts outstanding at August 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/23	MSI	GBP	15,591	$ 19,682,446	$ 19,751,549	$ 69,103	$—
Euro,
Expiring 09/05/23	GSI	EUR	89,063	96,076,909	96,597,927	521,018	—

				$115,759,355	$116,349,476	590,121	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/23	SSB	GBP	15,591	$20,042,773	$19,751,549	$291,224	$—
Expiring 10/03/23	MSI	GBP	15,591	19,685,215	19,753,870	—	(68,655)
Euro,
Expiring 09/05/23	BNYM	EUR	89,063	98,344,279	96,597,926	1,746,353	—
Expiring 10/03/23	GSI	EUR	89,063	96,209,613	96,729,521	—	(519,908)

				$234,281,880	$232,832,866	2,037,577	(588,563)

						$2,627,698	$(588,563)

See Notes to Financial Statements.

PGIM High Yield Fund 51

Schedule of Investments  (continued)

as of August 31, 2023

Credit default swap agreements outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	1,648,550	$(20,020,253)	$(28,880,988)	$(8,860,735)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	162,220	4.257%	$3,190,255	$6,227,873	$3,037,618

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined

See Notes to Financial Statements.

52

under the terms of the agreement.

Total return swap agreements outstanding at August 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	09/20/23	(100,000)	$(876,536)	$—	$(876,536)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	09/20/23	(100,000)	(767,195)	—	(767,195)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	03/20/24	65,300	(398,029)	—	(398,029)

					$(2,041,760)	$—	$(2,041,760)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

			Unrealized	Unrealized
	Premiums Paid	Premiums Received	Appreciation	Depreciation

OTC Swap Agreements	$—	$—	$—	$(2,041,760)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$44,000	$34,506,163

See Notes to Financial Statements.

PGIM High Yield Fund 53

Schedule of Investments  (continued)

as of August 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$319,426,070	$—
Convertible Bond	—	1,482,348	—
Corporate Bonds	—	14,944,769,143	24,549,254
Floating Rate and Other Loans	—	465,036,014	60,965,971
U.S. Treasury Obligations	—	618,750,591	—
Common Stocks	88,896,331	120,045,756	87,384,177
Preferred Stocks	2,179,350	—	142,285,020
Rights	—	—	2,594,521
Warrants	—	—	—
Short-Term Investments
Affiliated Mutual Funds	3,332,201,959	—	—

Total	$3,423,277,640	$16,469,509,922	$317,778,943

Other Financial Instruments*
Assets
Futures Contracts	$8,042,288	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,627,698	—
Centrally Cleared Credit Default Swap Agreement	—	3,037,618	—

Total	$8,042,288	$5,665,316	$—

Liabilities
Futures Contracts	$(1,776,962)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(588,563)	—
Centrally Cleared Credit Default Swap Agreement	—	(8,860,735)	—
OTC Total Return Swap Agreements	—	(2,041,760)	—

Total	$(1,776,962)	$(11,491,058)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

54

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks

Balance as of 08/31/22	$712,275	$28,635,213	$31,928,902
Realized gain (loss)	—	57,211	3,123,687
Change in unrealized appreciation (depreciation)	—	4,983,495	29,758,031
Purchases/Exchanges/Issuances	24,549,000	45,602,568	25,727,152
Sales/Paydowns	—	(9,367,358)	(3,153,595)
Accrued discount/premium	—	1,271,442	—
Transfers into Level 3*	—	—	—
Transfers out of Level 3*	(712,021)	(10,216,600)	—

Balance as of 08/31/23	$24,549,254	$60,965,971	$87,384,177

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$4,983,495	$29,758,031

	Preferred Stocks	Rights	Warrants	Unfunded Loan Commitment

Balance as of 08/31/22	$142,285,020	$2,907,018	$4,820	$—
Realized gain (loss)	—	(11)	(5)	—
Change in unrealized appreciation (depreciation)	127,623	(319,012)	(4,815)	—
Purchases/Exchanges/Issuances	—	6,526	—	—
Sales/Paydowns	(127,623)	—	—	—
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 08/31/23	$142,285,020	$2,594,521	$—	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$127,623	$(319,012)	$—	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM High Yield Fund 55

Schedule of Investments  (continued)

as of August 31, 2023

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of August 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs

Corporate Bonds	$254	Market	Contingent Value	Contingent Value
Corporate Bonds	24,549,000	Market	Transaction Based	Unadjusted Purchase Price
Floating Rate and Other Loans	15,643,554	Market	Comparable Bond	Discounted Yield Curve Spread
Common Stocks	10,436,002	Market	Enterprise Value	Discounted Rate
Preferred Stocks	20	Market	Contingent Value	Contingent Value
Preferred Stocks	10,000	Income	Discounted Cash Flow	Discount Rate
Preferred Stocks	142,275,000	Market	Transaction Based	Unadjusted Purchase Price
Rights	2,594,521	Market	Transaction Based	Unadjusted Last Traded Price

	$195,508,351

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of August 31, 2023, the aggregate value of these securities and/or derivatives was $122,270,592. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2023 were as follows:

Affiliated Mutual Funds (13.7% represents investments purchased with collateral from securities on loan)	18.5%
Media	7.2
Oil & Gas	7.0
Retail	5.1
Electric	4.4
Commercial Services	4.4
Home Builders	4.2
Telecommunications	4.1
Healthcare-Services	3.6
U.S. Treasury Obligations	3.4
Pipelines	3.3
Entertainment	2.9
Aerospace & Defense	2.8
Chemicals	2.7
Diversified Financial Services	2.6
Leisure Time	2.6
Foods	2.3
Pharmaceuticals	2.2

Packaging & Containers	2.0%
Building Materials	1.8
Collateralized Loan Obligations	1.8
Auto Manufacturers	1.6
Mining	1.6
Real Estate Investment Trusts (REITs)	1.5
Software	1.4
Lodging	1.4
Airlines	1.3
Real Estate	1.2
Auto Parts & Equipment	1.1
Healthcare-Products	1.0
Computers	0.9
Machinery-Diversified	0.9
Electronic Equipment, Instruments & Components	0.8
Housewares	0.7
Distribution/Wholesale	0.6
Internet	0.6
Iron/Steel	0.5
Electrical Components & Equipment	0.5

See Notes to Financial Statements.

56

Industry Classification (continued):

Insurance	0.4%
Oil, Gas & Consumable Fuels	0.4
Household Products/Wares	0.4
Advertising	0.4
Apparel	0.4
Gas	0.4
Gas Utilities	0.4
Wireless Telecommunication Services	0.3
Environmental Control	0.3
Banks	0.3
Agriculture	0.3
Miscellaneous Manufacturing	0.3
Electronics	0.2
Coal	0.2
Engineering & Construction	0.2
Electric Utilities	0.2
Trucking & Leasing	0.1
Machinery-Construction & Mining	0.1
Transportation	0.1

Investment Companies	0.1%
Metal Fabricate/Hardware	0.1
Cosmetics/Personal Care	0.1
Independent Power & Renewable Electricity Producers	0.1
Office/Business Equipment	0.1
Home Furnishings	0.0	*
Hotels, Restaurants & Leisure	0.0	*
Capital Markets	0.0	*
Construction Materials	0.0	*

	112.4
Liabilities in excess of other assets	(12.4)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$3,037,618	*	Due from/to broker-variation margin swaps	$8,860,735*
Equity contracts	Due from/to broker-variation margin futures	7,496	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,627,698		Unrealized depreciation on OTC forward foreign currency exchange contracts	588,563

See Notes to Financial Statements.

PGIM High Yield Fund 57

Schedule of Investments  (continued)

as of August 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$8,034,792	*	Due from/to broker-variation margin futures	$1,776,962	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	2,041,760

		$13,707,604			$13,268,020

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$18,081,604
Foreign exchange contracts	—	(5,478,857)	—
Interest rate contracts	(120,661,033)	—	19,354,789

Total	$(120,661,033)	$(5,478,857)	$37,436,393

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(20,925,613)
Equity contracts	7,496	—	—
Foreign exchange contracts	—	(1,072,175)	—
Interest rate contracts	24,862,352	—	(13,185,520)

Total	$24,869,848	$(1,072,175)	$(34,111,133)

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$2,521,708,934
Futures Contracts - Short Positions (1)	177,445,242
Forward Foreign Currency Exchange Contracts - Purchased (2)	106,690,206
Forward Foreign Currency Exchange Contracts - Sold (2)	229,152,058

See Notes to Financial Statements.

58

Derivative Contract Type	Average Volume of Derivative Activities*
Credit Default Swap Agreements - Buy Protection (1)	$978,494,975
Credit Default Swap Agreements - Sell Protection (1)	231,086,880
Total Return Swap Agreements (1)	345,731,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,420,093,849	$(2,420,093,849)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$—	$(2,041,760)	$(2,041,760)	$1,757,629	$(284,131)
BNYM	1,746,353	—	1,746,353	(1,059,702)	686,651
GSI	521,018	(519,908)	1,110	—	1,110
MSI	69,103	(68,655)	448	—	448
SSB	291,224	—	291,224	(286,196)	5,028

	$2,627,698	$(2,630,323)	$(2,625)	$411,731	$409,106

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Fund 59

Statement of Assets and Liabilities

as of August 31, 2023

Assets

Investments at value, including securities on loan of $2,420,093,849:
Unaffiliated investments (cost $19,158,948,521)	$16,878,364,546
Affiliated investments (cost $3,330,150,812)	3,332,201,959
Cash	432,887
Foreign currency, at value (cost $8,851,472)	8,767,267
Dividends and interest receivable	298,634,767
Receivable for Fund shares sold	31,132,956
Receivable for investments sold	23,549,323
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,627,698
Due from broker—variation margin futures	975,926
Due from broker—variation margin swaps	467,649
Deposit with broker for centrally cleared/exchange-traded derivatives	44,000
Prepaid expenses and other assets	16,250

Total Assets	20,577,215,228

Liabilities

Payable to broker for collateral for securities on loan	2,469,026,843
Payable for Fund shares purchased	65,974,963
Payable for investments purchased	32,307,637
Accrued expenses and other liabilities	16,562,747
Dividends payable	10,357,756
Management fee payable	5,560,917
Unrealized depreciation on OTC swap agreements	2,041,760
Unrealized depreciation on OTC forward foreign currency exchange contracts	588,563
Distribution fee payable	497,638
Affiliated transfer agent fee payable	129,767
Directors’ fees payable	33,514

Total Liabilities	2,603,082,105

Net Assets	$17,974,133,123

Net assets were comprised of:
Common stock, at par	$38,833,797
Paid-in capital in excess of par	20,943,278,478
Total distributable earnings (loss)	(3,007,979,152)

Net assets, August 31, 2023	$17,974,133,123

See Notes to Financial Statements.

60

Class A

Net asset value and redemption price per share, ($1,389,895,558 ÷ 300,651,201 shares of common stock issued and outstanding)	$4.62
Maximum sales charge (3.25% of offering price)	0.16

Maximum offering price to public	$4.78

Class C

Net asset value, offering price and redemption price per share, ($203,121,701 ÷ 43,995,045 shares of common stock issued and outstanding)	$4.62

Class R

Net asset value, offering price and redemption price per share, ($62,119,312 ÷ 13,444,850 shares of common stock issued and outstanding)	$4.62

Class Z

Net asset value, offering price and redemption price per share, ($8,520,420,245 ÷ 1,838,720,498 shares of common stock issued and outstanding)	$4.63

Class R2

Net asset value, offering price and redemption price per share, ($23,439,592 ÷ 5,064,630 shares of common stock issued and outstanding)	$4.63

Class R4

Net asset value, offering price and redemption price per share, ($32,930,279 ÷ 7,118,060 shares of common stock issued and outstanding)	$4.63

Class R6

Net asset value, offering price and redemption price per share, ($7,742,206,436 ÷ 1,674,385,405 shares of common stock issued and outstanding)	$4.62

See Notes to Financial Statements.

PGIM High Yield Fund 61

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,255,623,009
Affiliated dividend income	30,918,757
Unaffiliated dividend income	22,695,197
Income from securities lending, net (including affiliated income of $10,058,129)	10,751,770

Total income	1,319,988,733

Expenses
Management fee	66,040,734
Distribution fee(a)	6,201,466
Shareholder servicing fees(a)	66,102
Transfer agent’s fees and expenses (including affiliated expense of $922,736)(a)	13,545,058
Shareholders’ reports	1,024,540
Custodian and accounting fees	933,478
Registration fees(a)	311,773
Directors’ fees	271,460
Professional fees	148,407
Audit fee	45,500
Miscellaneous	268,757

Total expenses	88,857,275
Less: Fee waiver and/or expense reimbursement(a)	(8,332)
Distribution fee waiver(a)	(154,198)

Net expenses	88,694,745

Net investment income (loss)	1,231,293,988

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $84,630)	(237,570,235)
Futures transactions	(120,661,033)
Forward currency contract transactions	(5,478,857)
Swap agreement transactions	37,436,393
Foreign currency transactions	(508,440)

(326,782,172)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $886,987)	115,028,761
Futures	24,869,848
Forward currency contracts	(1,072,175)
Swap agreements	(34,111,133)
Foreign currencies	(539,130)

104,176,171

Net gain (loss) on investment and foreign currency transactions	(222,606,001)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,008,687,987

See Notes to Financial Statements.

62

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Distribution fee	3,516,902	2,138,555	462,595	—	83,414	—	—
Shareholder servicing fees	—	—	—	—	33,366	32,736	—
Transfer agent’s fees and expenses	1,716,350	167,757	100,525	11,088,184	56,252	54,061	361,929
Registration fees	48,471	18,204	8,704	126,789	9,234	8,834	91,537
Fee waiver and/or expense reimbursement	—	—	—	—	(4,865)	(3,467)	—
Distribution fee waiver	—	—	(154,198)	—	—	—	—

See Notes to Financial Statements.

PGIM High Yield Fund 63

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,231,293,988	$1,212,924,229
Net realized gain (loss) on investment and foreign currency transactions	(326,782,172)	(148,422,882)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,176,171	(3,439,473,771)

Net increase (decrease) in net assets resulting from operations	1,008,687,987	(2,374,972,424)

Dividends and Distributions

Distributions from distributable earnings
Class A	(97,475,419)	(111,802,947)
Class C	(13,302,674)	(15,608,268)
Class R	(4,084,408)	(4,680,265)
Class Z	(621,901,366)	(811,188,784)
Class R2	(2,268,916)	(2,773,631)
Class R4	(2,301,289)	(2,295,804)
Class R6	(565,640,081)	(596,864,104)

	(1,306,974,153)	(1,545,213,803)

Fund share transactions (Net of share conversions)

Net proceeds from shares sold	6,079,164,560	8,016,038,450
Net asset value of shares issued in reinvestment of dividends and distributions	1,170,989,695	1,337,105,023
Cost of shares purchased	(7,617,202,166)	(10,637,824,802)

Net increase (decrease) in net assets from Fund share transactions	(367,047,911)	(1,284,681,329)

Total increase (decrease)	(665,334,077)	(5,204,867,556)

Net Assets:

Beginning of year	18,639,467,200	23,844,334,756

End of year	$17,974,133,123	$18,639,467,200

See Notes to Financial Statements.

64

Financial Highlights

Class A Shares

	Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.70	$5.60	$5.36	$5.49		$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.27	0.28	0.32		0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	(0.83)	0.29	(0.13	)(b)	0.07
Total from investment operations	0.24	(0.56)	0.57	0.19		0.38
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.31)	(0.32)		(0.33)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.32)	(0.34)	(0.33)	(0.32)		(0.33)
Net asset value, end of year	$4.62	$4.70	$5.60	$5.36		$5.49
Total Return(c):	5.34%	(10.37)%	10.83%	3.67%		7.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,389,896	$1,482,194	$1,845,347	$1,738,601		$1,687,802
Average net assets (000)	$1,406,761	$1,692,604	$1,758,634	$1,639,881		$1,402,647
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.79%		0.80%
Expenses before waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.79%		0.80%
Net investment income (loss)	6.52%	5.14%	5.01%	5.96%		5.82%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund 65

Financial Highlights (continued)

Class C Shares

	Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.69	$5.59	$5.35	$5.48		$5.43
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.23	0.24	0.28		0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	(0.83)	0.29	(0.13	)(b)	0.06
Total from investment operations	0.22	(0.60)	0.53	0.15		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.24)	(0.27)	(0.28)		(0.29)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.29)	(0.30)	(0.29)	(0.28)		(0.29)
Net asset value, end of year	$4.62	$4.69	$5.59	$5.35		$5.48
Total Return(c):	4.81%	(11.04)%	10.05%	2.95%		6.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$203,122	$228,267	$285,550	$264,771		$234,165
Average net assets (000)	$213,856	$265,453	$276,522	$240,674		$234,601
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.46%	1.49%		1.49%
Expenses before waivers and/or expense reimbursement	1.47%	1.47%	1.46%	1.49%		1.49%
Net investment income (loss)	5.80%	4.41%	4.29%	5.27%		5.14%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

66

Class R Shares

	Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.69	$5.59	$5.36	$5.49		$5.43
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.25	0.26	0.30		0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	(0.82)	0.28	(0.13	)(b)	0.07
Total from investment operations	0.23	(0.57)	0.54	0.17		0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.27)	(0.29)	(0.30)		(0.31)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.30)	(0.33)	(0.31)	(0.30)		(0.31)
Net asset value, end of year	$4.62	$4.69	$5.59	$5.36		$5.49
Total Return(c):	5.25%	(10.67)%	10.31%	3.35%		7.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,119	$65,159	$80,110	$75,437		$74,523
Average net assets (000)	$61,679	$74,379	$75,371	$73,040		$71,667
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.06%	1.06%	1.04%	1.10%		1.09%
Expenses before waivers and/or expense reimbursement	1.31%	1.31%	1.29%	1.35%		1.34%
Net investment income (loss)	6.21%	4.83%	4.71%	5.67%		5.55%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund 67

Financial Highlights (continued)

Class Z Shares

	Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.71	$5.61	$5.37	$5.50		$5.45
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.28	0.29	0.33		0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	(0.82)	0.29	(0.13	)(b)	0.06
Total from investment operations	0.25	(0.54)	0.58	0.20		0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.30)	(0.32)	(0.33)		(0.34)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.33)	(0.36)	(0.34)	(0.33)		(0.34)
Net asset value, end of year	$4.63	$4.71	$5.61	$5.37		$5.50
Total Return(c):	5.60%	(10.12)%	11.09%	3.94%		7.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,520,420	$9,297,381	$12,845,347	$9,241,395		$4,643,766
Average net assets (000)	$8,663,429	$11,828,293	$11,069,596	$6,354,707		$4,021,108
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.51%	0.51%	0.50%	0.53%		0.54%
Expenses before waivers and/or expense reimbursement	0.51%	0.51%	0.50%	0.53%		0.54%
Net investment income (loss)	6.76%	5.37%	5.22%	6.18%		6.09%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

68

Class R2 Shares

	Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.70	$5.60	$5.37	$5.50		$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.26	0.26	0.31		0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	(0.83)	0.29	(0.13	)(b)	0.07
Total from investment operations	0.24	(0.57)	0.55	0.18		0.38
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.27)	(0.30)	(0.31)		(0.32)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.31)	(0.33)	(0.32)	(0.31)		(0.32)
Net asset value, end of year	$4.63	$4.70	$5.60	$5.37		$5.50
Total Return(c):	5.40%	(10.51)%	10.45%	3.55%		7.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,440	$38,316	$44,289	$13,815		$7,402
Average net assets (000)	$33,366	$43,115	$34,097	$8,936		$6,253
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%	0.91%		0.91%
Expenses before waivers and/or expense reimbursement	0.92%	0.92%	0.91%	1.11%		1.22%
Net investment income (loss)	6.35%	4.99%	4.77%	5.83%		5.73%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund 69

Financial Highlights (continued)

Class R4 Shares

	Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.70	$5.60	$5.36	$5.50		$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.27	0.28	0.32		0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	(0.82)	0.29	(0.14	)(b)	0.07
Total from investment operations	0.25	(0.55)	0.57	0.18		0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.29)	(0.31)	(0.32)		(0.34)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.32)	(0.35)	(0.33)	(0.32)		(0.34)
Net asset value, end of year	$4.63	$4.70	$5.60	$5.36		$5.50
Total Return(c):	5.66%	(10.28)%	10.93%	3.61%		7.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,930	$33,423	$31,793	$19,171		$11,469
Average net assets (000)	$32,736	$34,464	$24,783	$14,759		$4,571
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	0.66%	0.66%	0.66%		0.66%
Expenses before waivers and/or expense reimbursement	0.67%	0.69%	0.67%	0.79%		1.07%
Net investment income (loss)	6.61%	5.27%	5.05%	6.10%		6.00%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

70

Class R6 Shares

		Year Ended August 31,

	2023	2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.70	$5.60	$5.36	$5.49		$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.29	0.30	0.33		0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	(0.83)	0.29	(0.12	)(b)	0.06
Total from investment operations	0.26	(0.54)	0.59	0.21		0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.30)	(0.33)	(0.34)		(0.35)
Distributions from net realized gains	-	(0.06)	(0.02)	-		-
Total dividends and distributions	(0.34)	(0.36)	(0.35)	(0.34)		(0.35)
Net asset value, end of year	$4.62	$4.70	$5.60	$5.36		$5.49
Total Return(c):	5.73%	(10.03)%	11.24%	4.07%		7.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,742,206	$7,494,727	$8,711,897	$8,146,218		$3,022,241
Average net assets (000)	$7,742,669	$8,544,222	$8,959,961	$4,881,610		$2,462,874
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.38%	0.40%		0.40%
Expenses before waivers and/or expense reimbursement	0.38%	0.38%	0.38%	0.40%		0.40%
Net investment income (loss)	6.89%	5.52%	5.39%	6.29%		6.22%
Portfolio turnover rate(e)	22%	38%	56%	45%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund 71

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 15 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM High Yield Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

72

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

PGIM High Yield Fund 73

Notes to Financial Statements (continued)

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

74

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

PGIM High Yield Fund 75

Notes to Financial Statements (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

76

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

PGIM High Yield Fund 77

Notes to Financial Statements (continued)

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

78

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held

PGIM High Yield Fund 79

Notes to Financial Statements (continued)

as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt

80

securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

PGIM High Yield Fund 81

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.50% of average daily net assets up to and including $250 million;	0.36%
0.475% on next $500 million of average daily net assets;
0.45% of next $750 million of average daily net assets;
0.425% on next $500 million of average daily net assets;
0.40% on next $500 million of average daily net assets;
0.375% on next $500 million of average daily net assets;
0.35% on average daily net assets over $3 billion

The Manager has contractually agreed, through December 31, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R2	0.91
R4	0.66

82

Class	Expense Limitations
R6	—%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through December 31, 2023 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.25%	0.25%	N/A%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended August 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$798,371	$15,933
C	—	19,558

PGIM Investments, PGIM, Inc., PMFS, PGIM Limited and PIMS are indirect, wholly-owned

PGIM High Yield Fund 83

Notes to Financial Statements (continued)

subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a fund of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a fund of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. The Fund may also invest in the PGIM Core Short-Term Bond Fund (together with the Core Government Fund, the “Core Funds”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”). PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the reporting period ended August 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$3,350,861,048	$3,963,901,376

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2023, is presented as follows:

84

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wl)
$ —	$2,194,841,401	$1,666,005,308	$ —	$ —	$ 528,836,093	528,836,093	$ 7,577,563

PGIM Core Short-Term Bond Fund(1)(wl)
306,026,153	14,730,921	—	691,948	—	321,449,022	35,169,477	14,730,922

PGIM Core Ultra Short Bond Fund(1)(wl)
203,987,905	217,396,419	421,384,324	—	—	—	—	8,610,272

PGIM Institutional Money Market Fund(1)(b)(wl)
2,848,915,122	3,545,139,918	3,912,417,865	195,039	84,630	2,481,916,844	2,483,158,423	10,058,129	(2)
$3,358,929,180	$5,972,108,659	$5,999,807,497	$886,987	$84,630	$3,332,201,959		$40,976,886

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wl)

PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,306,974,153	$—	$—	$1,306,974,153

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,521,099,602	$24,114,201	$—	$1,545,213,803

PGIM High Yield Fund 85

Notes to Financial Statements (continued)

For the year ended August 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$110,175,467	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$22,690,520,545	$256,600,669	$(2,741,247,513)	$(2,484,646,844)

The difference between GAAP basis and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for GAAP and tax purposes, securities in default and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of August 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$588,181,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to

86

purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 96,525,000,000 shares of common stock, $0.01 par value per share, 86,450,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	6,000,000,000
B	50,000,000
C	1,000,000,000
R	500,000,000
Z	41,000,000,000
T	300,000,000
R2	300,000,000
R4	300,000,000
R6	37,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	10,936	0.1%
Z	97,928	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	6	60.1

PGIM High Yield Fund 87

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2023:
Shares sold	40,798,579	$187,663,921
Shares issued in reinvestment of dividends and distributions	19,183,979	87,964,455
Shares purchased	(76,642,358)	(351,818,390)
Net increase (decrease) in shares outstanding before conversion	(16,659,800)	(76,190,014)
Shares issued upon conversion from other share class(es)	5,859,109	26,910,491
Shares purchased upon conversion into other share class(es)	(4,161,772)	(19,166,922)
Net increase (decrease) in shares outstanding	(14,962,463)	$(68,446,445)

Year ended August 31, 2022:
Shares sold	61,237,475	$321,563,033
Shares issued in reinvestment of dividends and distributions	19,457,206	101,013,006
Shares purchased	(96,577,441)	(500,013,944)
Net increase (decrease) in shares outstanding before conversion	(15,882,760)	(77,437,905)
Shares issued upon conversion from other share class(es)	7,387,056	38,138,968
Shares purchased upon conversion into other share class(es)	(5,642,035)	(29,600,757)
Net increase (decrease) in shares outstanding	(14,137,739)	$(68,899,694)

Class C
Year ended August 31, 2023:
Shares sold	6,534,148	$29,866,331
Shares issued in reinvestment of dividends and distributions	2,732,098	12,517,484
Shares purchased	(10,347,337)	(47,420,411)
Net increase (decrease) in shares outstanding before conversion	(1,081,091)	(5,036,596)
Shares purchased upon conversion into other share class(es)	(3,594,674)	(16,494,509)
Net increase (decrease) in shares outstanding	(4,675,765)	$(21,531,105)

Year ended August 31, 2022:
Shares sold	7,838,533	$41,385,872
Shares issued in reinvestment of dividends and distributions	2,809,553	14,578,084
Shares purchased	(9,451,759)	(48,232,154)
Net increase (decrease) in shares outstanding before conversion	1,196,327	7,731,802
Shares purchased upon conversion into other share class(es)	(3,617,064)	(18,613,183)
Net increase (decrease) in shares outstanding	(2,420,737)	$(10,881,381)

88

Share Class	Shares	Amount

Class R
Year ended August 31, 2023:
Shares sold	1,419,609	$6,533,767
Shares issued in reinvestment of dividends and distributions	890,430	4,080,987
Shares purchased	(2,747,609)	(12,603,464)
Net increase (decrease) in shares outstanding	(437,570)	$(1,988,710)

Year ended August 31, 2022:
Shares sold	2,162,763	$11,395,848
Shares issued in reinvestment of dividends and distributions	902,244	4,678,986
Shares purchased	(3,505,263)	(18,044,529)
Net increase (decrease) in shares outstanding	(440,256)	$(1,969,695)

Class Z
Year ended August 31, 2023:
Shares sold	660,076,349	$3,037,995,940
Shares issued in reinvestment of dividends and distributions	130,846,124	601,477,883
Shares purchased	(919,106,804)	(4,227,314,616)
Net increase (decrease) in shares outstanding before conversion	(128,184,331)	(587,840,793)
Shares issued upon conversion from other share class(es)	6,538,560	30,153,572
Shares purchased upon conversion into other share class(es)	(14,738,064)	(67,540,653)
Net increase (decrease) in shares outstanding	(136,383,835)	$(625,227,874)

Year ended August 31, 2022:
Shares sold	837,126,833	$4,391,796,095
Shares issued in reinvestment of dividends and distributions	150,617,328	784,872,806
Shares purchased	(1,298,474,112)	(6,644,443,872)
Net increase (decrease) in shares outstanding before conversion	(310,729,951)	(1,467,774,971)
Shares issued upon conversion from other share class(es)	8,422,926	44,112,504
Shares purchased upon conversion into other share class(es)	(12,516,094)	(67,904,125)
Net increase (decrease) in shares outstanding	(314,823,119)	$(1,491,566,592)

Class R2
Year ended August 31, 2023:
Shares sold	1,848,346	$8,500,940
Shares issued in reinvestment of dividends and distributions	494,223	2,267,665
Shares purchased	(5,429,984)	(24,893,573)
Net increase (decrease) in shares outstanding	(3,087,415)	$(14,124,968)

Year ended August 31, 2022:
Shares sold	2,198,934	$11,549,913
Shares issued in reinvestment of dividends and distributions	534,247	2,772,447
Shares purchased	(2,488,512)	(12,756,278)
Net increase (decrease) in shares outstanding	244,669	$1,566,082

PGIM High Yield Fund 89

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R4
Year ended August 31, 2023:
Shares sold	2,380,952	$10,932,215
Shares issued in reinvestment of dividends and distributions	338,988	1,556,926
Shares purchased	(2,714,046)	(12,441,734)
Net increase (decrease) in shares outstanding	5,894	$47,407

Year ended August 31, 2022:
Shares sold	3,536,709	$18,627,660
Shares issued in reinvestment of dividends and distributions	270,731	1,397,821
Shares purchased	(2,371,991)	(12,151,541)
Net increase (decrease) in shares outstanding	1,435,449	$7,873,940

Class R6
Year ended August 31, 2023:
Shares sold	608,673,783	$2,797,671,446
Shares issued in reinvestment of dividends and distributions	100,505,725	461,124,295
Shares purchased	(640,402,963)	(2,940,709,978)
Net increase (decrease) in shares outstanding before conversion	68,776,545	318,085,763
Shares issued upon conversion from other share class(es)	12,009,890	54,847,768
Shares purchased upon conversion into other share class(es)	(1,898,012)	(8,709,747)
Net increase (decrease) in shares outstanding	78,888,423	$364,223,784

Year ended August 31, 2022:
Shares sold	621,579,180	$3,219,720,029
Shares issued in reinvestment of dividends and distributions	82,624,234	427,791,873
Shares purchased	(671,057,418)	(3,402,182,484)
Net increase (decrease) in shares outstanding before conversion	33,145,996	245,329,418
Shares issued upon conversion from other share class(es)	8,263,910	45,725,501
Shares purchased upon conversion into other share class(es)	(2,284,280)	(11,858,908)
Net increase (decrease) in shares outstanding	39,125,626	$279,196,011

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

90

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 29, 2023 will provide a commitment of $1,200,000,000 through September 26, 2024. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure

PGIM High Yield Fund 91

Notes to Financial Statements (continued)

to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk

92

exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

PGIM High Yield Fund 93

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

94

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the

PGIM High Yield Fund 95

Notes to Financial Statements (continued)

Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) or synthetic version thereof to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder

96

reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM High Yield Fund 97

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM High Yield Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the three years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

98

Tax Information (unaudited)

For the year ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 64.93% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 79.68% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.79% of the dividends paid by the Fund qualify for such deduction.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2023.

PGIM High Yield Fund 99

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM High Yield Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the "Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund /Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five-and ten-year periods, and underperformed over the one- and three-year periods.

•	The Board also noted that the Fund outperformed its benchmark index in six out of the last ten calendar years.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.91% for Class R2 shares and 0.66% for Class R4 shares through December 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 534432
	Services LLC	Pittsburgh, PA 15253

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM HIGH YIELD FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PBHAX	PRHCX	JDYRX	PHYZX	PHYEX	PHYGX	PHYQX

CUSIP	74440Y108	74440Y306	74440Y603	74440Y801	74442J604	74442J703	74440Y884

MF110E

PGIM ESG HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM ESG High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2023.
Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG High Yield Fund

October 16, 2023

PGIM ESG High Yield Fund  3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	2.89	-5.54 (12/8/2021)

(without sales charges)	6.34	-3.72 (12/8/2021)

Class C

(with sales charges)	4.74	-4.38 (12/8/2021)

(without sales charges)	5.74	-4.38 (12/8/2021)

Class Z

(without sales charges)	6.62	-3.46 (12/8/2021)

Class R6

(without sales charges)	6.88	-3.34 (12/8/2021)

Bloomberg US Corporate High Yield 1% Issuer Capped Index

	7.23	-1.70

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the funds inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the commencement of operations (December 8, 2021) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM ESG High Yield Fund  5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	7.8

BBB	7.2

BB	42.9

B	25.5

CCC	10.2

CC	0.2

Not Rated	0.2

Cash/Cash Equivalents	6.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.53	7.66	69.55

Class C	0.47	6.96	892.44

Class Z	0.56	7.94	42.02

Class R6	0.55	8.09	7.69

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM ESG High Yield Fund  7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM ESG High Yield Fund’s Class Z shares returned 6.62% in the 12-month reporting period that ended August 31, 2023, underperforming the 7.23% return of the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index).

What were the market conditions?

•

US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

•

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 113 basis points (bps) to 372 bps as of the end of the reporting period. (One basis point equals 0.01%.) Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

•

After posting outflows of $47 billion during 2022, high yield bond mutual funds saw $11.7 billion of outflows during the first eight months of 2023. However, technicals remained supportive as subdued primary activity helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuance totaled $111.2 billion through the first eight months of 2023, or just $40.8 billion excluding refinancing activity.

•

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.40%, which was below its long-term historical average but 75 bps higher than the beginning of the year and 119 bps higher than a year earlier, according to J.P.Morgan.

What worked?

•

Overall security selection was the largest contributor to the Fund’s performance during the reporting period, with selection in healthcare &pharmaceuticals, retailers &restaurants, and finance & insurance contributing the most.

•

In individual security selection, positioning in Lumen Technologies Inc. (telecom), Altice France Holding SA (telecom),and Bausch Health Americas Inc. (healthcare & pharmaceuticals) were among the largest contributors to performance.

•

While overall sector allocation detracted from performance, an overweight relative to the Index to building materials &home construction, along with underweights relative to the Index to telecom and media &entertainment, contributed.

What didn’t work?

•	While overall security selection contributed to the Fund’s performance during the reporting period, selections in media &entertainment, cable &satellite, and chemicals detracted.

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•	Within sector allocation, underweights relative to the Index to gaming/lodging/leisure and upstream energy, along with an overweight relative to the Index to cable & satellite, detracted.

•

In individual security selection, positioning in Digicel Group Holdings Ltd. (telecom), Diamond Sports Group LLC (media & entertainment), and CSC Holdings LLC (cable & satellite) detracted from results.

•

Having less beta, on average, in the Fund relative to the Index over the reporting period had a negative impact on returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Did the Fund use derivatives?

The Fund used credit index derivatives and interest rate futures to manage its overall risk profile during the reporting period, the aggregate impact of which was positive.

Current outlook

•

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. The market is of a higher quality than prior cycles, with BB-rated credits comprising nearly 50% of the market, net leverage remaining near all-time lows, and interest coverage near all-time highs. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

•

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

•

While the short-term outlook is somewhat positive, PGIM Fixed Income forecasts a flat excess return over the next 12 months. In terms of positioning, PGIM Fixed Income remains defensive but is looking to opportunistically add higher-quality and short-duration risk on pullbacks from here.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM ESG High Yield Fund  9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG High Yield Fund		Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,050.30	0.85%	$4.39

	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class C	Actual	$1,000.00	$1,046.60	1.52%	$7.84

	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73
Class Z	Actual	$1,000.00	$1,051.60	0.56%	$2.90

	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85
Class R6	Actual	$1,000.00	$1,052.30	0.43%	$2.22

	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM ESG High Yield Fund  11

Schedule of Investments

as of August 31, 2023

			Principal
Description	Interest Rate	Maturity Date	Amount (000)#	Value

LONG-TERM INVESTMENTS 91.5%

ASSET-BACKED SECURITIES 3.6%

Collateralized Loan Obligations

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668%(c)	01/20/32	249	$247,858
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	7.546(c)	10/20/31	221	221,381
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.681(c)	02/20/30	194	193,065
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.590(c)	04/17/30	189	188,661

TOTAL ASSET-BACKED SECURITIES (cost $847,031)				850,965

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica), Sub. Notes, 144A, Cash coupon 7.000% (original cost $762; purchased 03/21/23 - 04/03/23)(f) (cost $762)	7.000	09/18/23(oo)	5	492

CORPORATE BONDS 82.6%

Advertising 0.3%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	100	78,591

Aerospace & Defense 1.2%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	50	46,578
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	50	49,011
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	25	24,531
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	175	174,562

				294,682

See Notes to Financial Statements.

PGIM ESG High Yield Fund 13

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.9%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250%	02/15/28	25	$24,539
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	100	95,605
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	50	47,148
Sr. Sec’d. Notes, 144A	4.625	04/15/29	50	44,519

				211,811

Apparel 1.3%

Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	25	23,373
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	75	63,734
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A	3.500	03/01/31	75	60,991
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	100	96,949
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	100	74,846

				319,893

Auto Manufacturers 1.5%

Allison Transmission, Inc.,
Gtd. Notes, 144A	3.750	01/30/31	50	41,822
Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	325	253,617
Sr. Unsec’d. Notes	4.750	01/15/43	100	74,779

				370,218

Auto Parts & Equipment 1.2%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28	25	25,000
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	75	71,146

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)

Dana, Inc.,
Sr. Unsec’d. Notes	4.250%	09/01/30	175	$144,471
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	50	41,176

				281,793

Banks 0.7%

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	25	22,998
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	200	152,008

				175,006

Building Materials 1.6%

Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	125	101,458
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	25	24,470
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	24	23,248
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	25	23,562
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	25	21,184
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	75	72,004
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	25	19,941
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	25	21,427
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	75	69,040

				376,334

Chemicals 0.7%

ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	125	84,362
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	100	81,934

				166,296

See Notes to Financial Statements.

PGIM ESG High Yield Fund 15

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 8.7%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500%	03/01/28	50	$46,755
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	200	190,393
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	200	168,000
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	125	115,717
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	225	207,416
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.375	03/01/29	75	68,903
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27	75	69,777
Gartner, Inc.,
Gtd. Notes, 144A	3.750	10/01/30	100	86,369
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	50	48,053
Hertz Corp. (The),
Gtd. Notes, 144A	5.000	12/01/29	125	103,015
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	150	129,998
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	150	127,627
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	100	91,059
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31	75	63,572
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	475	398,560
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	150	149,346
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	25	25,348

				2,089,908

Computers 2.2%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	200	178,288

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375%	02/15/30	75	$65,616
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	125	114,795
Gtd. Notes, 144A	5.750	09/01/27	75	75,675
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	100	98,390

				532,764

Distribution/Wholesale 1.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	200	174,668
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A	7.750	03/15/31	25	25,770
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	50	50,229

				250,667

Diversified Financial Services 5.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	200	171,505
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	75	48,948
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	75	65,080
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.375	05/15/31	125	110,056
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	225	190,885
Gtd. Notes, 144A	5.500	08/15/28	200	182,007
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	50	42,849
Sr. Unsec’d. Notes	5.875	10/25/24	25	24,625
Sr. Unsec’d. Notes	6.750	06/25/25	25	24,887
Sr. Unsec’d. Notes	9.375	07/25/30	25	25,120
OneMain Finance Corp.,
Gtd. Notes	6.625	01/15/28	75	70,609
Gtd. Notes	7.125	03/15/26	75	73,947

See Notes to Financial Statements.

PGIM ESG High Yield Fund 17

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375%	10/15/25	125	$120,915
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	4.000	10/15/33	75	59,500

				1,210,933

Electrical Components & Equipment 0.6%
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.750	06/15/28	50	44,348
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.250	06/15/28	100	101,920

				146,268

Electronics 0.1%
Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $26,839; purchased 01/13/22)(f)	9.750	10/15/25	25	24,413

Engineering & Construction 0.5%
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	125	107,600

Environmental Control 1.0%
Covanta Holding Corp.,
Gtd. Notes, 144A	4.875	12/01/29	50	43,239
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	125	111,141
Gtd. Notes, 144A	4.375	08/15/29	100	88,006

				242,386

Foods 2.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	50	43,293
Gtd. Notes, 144A	6.500	02/15/28	25	24,878
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25	75	73,240
Gtd. Notes	5.250	09/15/27	75	66,418

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500%	04/15/25	100	$99,910
Sr. Sec’d. Notes, 144A	4.625	11/15/28	25	22,521
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	25	20,678
Gtd. Notes	5.200	07/15/45	25	22,990
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	25	22,004
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	50	44,276
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	75	64,638

				504,846

Gas 0.5%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27	75	69,376
Sr. Unsec’d. Notes	5.875	08/20/26	50	47,409

				116,785

Healthcare-Products 1.1%

Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	50	41,117
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	125	108,875
Sr. Unsec’d. Notes, 144A	5.250	10/01/29	125	110,999

				260,991

Healthcare-Services 3.8%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	100	79,625
Gtd. Notes, 144A	4.625	06/01/30	125	107,226
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	150	140,752
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	225	210,467
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	75	72,237
Sr. Sec’d. Notes	4.250	06/01/29	150	133,967

See Notes to Financial Statements.

PGIM ESG High Yield Fund 19

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Tenet Healthcare Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	6.750%	05/15/31	50	$49,847
Sr. Unsec’d. Notes	6.875	11/15/31	125	125,373

				919,494

Home Builders 7.4%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	125	119,557
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	150	141,512
Gtd. Notes	7.250	10/15/29	75	72,717
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	50	45,813
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	75	62,250
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	200	199,452
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	25	24,156
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	125	116,004
KB Home,
Gtd. Notes	4.000	06/15/31	150	126,308
Gtd. Notes	4.800	11/15/29	25	22,552
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	150	139,353
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	200	175,000
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	75	72,048
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	25	23,005
Sr. Unsec’d. Notes	4.750	04/01/29	100	89,025
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	50	46,802
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	50	48,452
Gtd. Notes, 144A	5.875	06/15/27	75	73,699
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	25	23,025

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Tri Pointe Homes, Inc.,
Gtd. Notes	5.700%	06/15/28	150	$142,160

				1,762,890

Household Products/Wares 0.3%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	75	64,114

Housewares 0.7%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	125	98,302
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	100	64,953

				163,255

Internet 0.5%

Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	125	122,587

Iron/Steel 0.8%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	100	99,588
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	50	47,634
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	25	22,070
Sr. Unsec’d. Notes	4.375	03/15/32	25	21,436

				190,728

Lodging 0.4%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	100	83,015

Machinery-Construction & Mining 0.3%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	75	68,821

See Notes to Financial Statements.

PGIM ESG High Yield Fund 21

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 1.3%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500%	01/01/31	25	$26,974
Sr. Sec’d. Notes, 144A	7.500	01/01/30	100	102,550
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	50	39,263
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	125	125,228
Sec’d. Notes, 144A	11.500	09/01/28	25	25,073

				319,088

Media 9.8%

AMC Networks, Inc.,
Gtd. Notes	5.000	04/01/24	50	49,501
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	475	389,586
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	225	207,355
CSC Holdings LLC,
Gtd. Notes, 144A	4.125	12/01/30	200	142,602
Sr. Unsec’d. Notes	5.250	06/01/24	25	23,721
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	200	104,584
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	200	126,704
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $69,525; purchased 01/19/22 - 06/03/22)(f)	6.625	08/15/27(d)	285	7,559
Sec’d. Notes, 144A (original cost $107,009; purchased 01/10/22 - 08/30/22)(f)	5.375	08/15/26(d)	299	8,722
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	85	45,909
Gtd. Notes	7.375	07/01/28	50	31,259
Gtd. Notes	7.750	07/01/26	125	93,402
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	125	126,920
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	100	91,197
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	75	65,434
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	105	99,451

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Nexstar Media, Inc.,
Gtd. Notes, 144A	5.625%	07/15/27	75	$70,510
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	125	97,366
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	125	68,048
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	100	82,081
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	70	69,039
Sr. Sec’d. Notes, 144A	6.625	06/01/27	100	96,817
Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.125	04/15/27	100	95,500
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	200	162,000

				2,355,267

Mining 0.5%

Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	6.125	04/01/29	125	117,500

Miscellaneous Manufacturing 0.8%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	50	48,551
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	125	110,191
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	25	25,508

				184,250

Oil & Gas 3.4%

Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	75	70,196
Gtd. Notes, 144A	7.625	02/01/29	100	102,272
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	50	48,898
Gtd. Notes, 144A	5.875	02/01/29	100	95,831
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	75	74,921
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	125	110,412
Gtd. Notes, 144A	6.750	03/01/29	25	23,366

See Notes to Financial Statements.

PGIM ESG High Yield Fund 23

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Range Resources Corp.,
Gtd. Notes	4.875%	05/15/25	25	$24,379
Gtd. Notes, 144A	4.750	02/15/30	25	22,581
Southwestern Energy Co.,
Gtd. Notes	5.375	03/15/30	125	117,010
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	04/30/30	150	133,837

				823,703

Packaging & Containers 1.7%

Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	25	24,526
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	50	45,000
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	150	136,592
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	25	20,952
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	50	47,738
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	19	18,799
Gtd. Notes, 144A	7.250	05/15/31	25	25,230
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	50	52,136
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	50	43,670

				414,643

Pharmaceuticals 2.4%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	125	102,163
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	200	89,000
Gtd. Notes, 144A	5.250	01/30/30	300	126,000
Gtd. Notes, 144A	9.000	12/15/25	25	23,000
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	200	180,934
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	50	43,209

				564,306

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 2.2%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375%	06/15/29	125	$117,182
Gtd. Notes, 144A	5.750	03/01/27	50	48,425
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	150	132,262
Cheniere Energy, Inc.,
Sr. Sec’d. Notes	4.625	10/15/28	125	117,710
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	50	43,199
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	50	50,450
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	25	25,631

				534,859

Real Estate 1.2%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	75	70,207
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	08/01/28	150	135,441
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	75	57,475
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.750	01/15/29	25	17,902

				281,025

Real Estate Investment Trusts (REITs) 2.5%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	75	56,598
Gtd. Notes	9.750	06/15/25	125	123,000
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	4.625	08/01/29	50	36,137
Gtd. Notes	5.000	10/15/27	100	79,084
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	100	100,377
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	225	192,615

				587,811

See Notes to Financial Statements.

PGIM ESG High Yield Fund 25

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail 4.9%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875%	01/15/28		100	$90,250
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29		25	20,548
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29		52	26,180
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27		25	23,176
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		50	49,214
Gtd. Notes, 144A	8.250	07/15/30		50	49,125
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	92	97,477
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29		50	42,376
Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31		100	72,479
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29		75	66,022
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29		50	43,443
Sr. Unsec’d. Notes, 144A	8.250	08/01/31		25	25,036
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29		100	78,269
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29		55	47,088
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		125	124,110
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29		50	43,029
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		100	98,325
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29		150	131,395
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28		50	45,778

					1,173,320

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software 1.6%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625%	09/01/28	150	$138,387
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	72	72,073
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	75	70,406
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	75	65,196
Sr. Sec’d. Notes, 144A	3.875	07/01/28	50	44,193

				390,255

Telecommunications 3.2%

Digicel Group Holdings Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $72,221; purchased 12/09/21)(f)	8.000	04/01/25(d)	77	17,813
Digicel International Finance Ltd./Digicel
International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $7,350; purchased 03/15/23)(f)	8.000	12/31/26(d)	35	1,706
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $3,150; purchased 03/17/23)(f)	13.000	12/31/25(d)	5	3,537
Sr. Sec’d. Notes, 144A (original cost $184,500; purchased 03/15/23)(f)	8.750	05/25/24	200	181,738
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $42,000; purchased 03/15/23)(f)	6.750	12/31/23(d)	200	9,750
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A	6.500	03/15/30	100	91,500
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.625	09/15/27	50	37,523
Sr. Sec’d. Notes, 144A	3.400	03/01/27	75	69,185
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32	50	59,577
Sprint LLC,
Gtd. Notes	7.625	02/15/25	275	280,486
Zayo Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	35	22,868

				775,683

See Notes to Financial Statements.

PGIM ESG High Yield Fund 27

Schedule of Investments  (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.6%

XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500%	11/15/27	100	$102,139
XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	50	48,999

				151,138

TOTAL CORPORATE BONDS (cost $22,506,806)				19,809,937

FLOATING RATE AND OTHER LOANS 1.2%

Computers 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.168(c)	03/01/29	15	14,581

Housewares 0.3%
SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%	9.446(c)	10/06/28	99	81,864

Insurance 0.1%
Acrisure LLC,
2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.196(c)	02/15/27	25	24,425

Media 0.1%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26	34	21,948

Software 0.5%
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.677(c)	07/14/28	117	107,438

Telecommunications 0.1%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	8.981(c)	05/27/24	25	22,614
MLN US HoldCo LLC, 3L Term B Loans, 3 Month SOFR + 9.250%^	14.660(c)	10/18/27	1	120

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)
MLN US HoldCo LLC, (cont’d.)
Initial Term Loan, 3 Month SOFR + 6.440%	11.850%(c)	10/18/27	2	$1,406
Initial Term Loan (Second Out (First Lien Roll-Up)), 3 Month SOFR + 6.700%	12.110(c)	10/18/27	4	1,424

				25,564

TOTAL FLOATING RATE AND OTHER LOANS (cost $315,044)				275,820

U.S. TREASURY OBLIGATIONS(k) 4.1%
U.S. Treasury Notes	2.750	04/30/27	408	385,114
U.S. Treasury Notes	4.250	09/30/24	615	608,105

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,019,929)				993,219

TOTAL LONG-TERM INVESTMENTS (cost $24,689,572)				21,930,433

			Shares

SHORT-TERM INVESTMENTS 7.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wm)			1,431,308	1,431,308
PGIM Core Short-Term Bond Fund(wm)			37,599	343,654

TOTAL SHORT-TERM INVESTMENTS (cost $1,773,864)				1,774,962

TOTAL INVESTMENTS 98.9% (cost $26,463,436)				23,705,395
Other assets in excess of liabilities(z) 1.1%				273,453

NET ASSETS 100.0%				$23,978,848

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BNP—BNP Paribas S.A.

See Notes to Financial Statements.

PGIM ESG High Yield Fund 29

Schedule of Investments  (continued)

as of August 31, 2023

BNYM—Bank of New York Mellon

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

iBoxx—Bond Market Indices

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $120 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $513,356. The aggregate value of $255,730 is 1.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wm)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund, PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1	2 Year U.S. Treasury Notes	Dec. 2023	$203,805	$585
8	5 Year U.S. Treasury Notes	Dec. 2023	855,375	5,990
1	20 Year U.S. Treasury Bonds	Dec. 2023	121,688	1,272
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	129,469	2,030

				9,877

Short Position:
5	10 Year U.S. Treasury Notes	Dec. 2023	555,156	(4,694)

				$5,183

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at August 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/05/23	SSB	EUR 87	$93,847	$94,360	$513	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/05/23	BNYM	EUR 87	$96,066	$94,360	$1,706	$—
Expiring 10/03/23	SSB	EUR 87	93,977	94,489	—	(512)

			$190,043	$188,849	1,706	(512)

					$2,219	$(512)

Credit default swap agreements outstanding at August 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.40.V1	06/20/28	1.000	%(Q)	810	$(10,467)	$(14,191)	$(3,724)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2023(4)	Value at Trade Date	Value at August 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	2,887	4.257%	$38,164	$110,836	$72,672

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM ESG High Yield Fund 31

Schedule of Investments  (continued)

as of August 31, 2023

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at August 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	12/20/23	(201)	$5,869	$—	$5,869

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$5,869	$—

See Notes to Financial Statements.

32

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$376,968
JPS	—	157,632

Total	$—	$534,600

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$850,965	$—
Convertible Bond	—	492	—
Corporate Bonds	—	19,809,937	—
Floating Rate and Other Loans	—	275,700	120
U.S. Treasury Obligations	—	993,219	—
Short-Term Investments
Affiliated Mutual Funds	1,774,962	—	—

Total	$1,774,962	$21,930,313	$120

Other Financial Instruments*
Assets
Futures Contracts	$9,877	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,219	—
Centrally Cleared Credit Default Swap Agreement	—	72,672	—
OTC Total Return Swap Agreement	—	5,869	—

Total	$9,877	$80,760	$—

Liabilities
Futures Contracts	$(4,694)	$—	$—

See Notes to Financial Statements.

PGIM ESG High Yield Fund 33

Schedule of Investments  (continued)

as of August 31, 2023

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contract	$—	$(512)	$—
Centrally Cleared Credit Default Swap Agreement	—	(3,724)	—

Total	$(4,694)	$(4,236)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

Media	9.9%
Commercial Services	8.7
Affiliated Mutual Funds	7.4
Home Builders	7.4
Diversified Financial Services	5.1
Retail	4.9
U.S. Treasury Obligations	4.1
Healthcare-Services	3.8
Collateralized Loan Obligations	3.6
Oil & Gas	3.4
Telecommunications	3.3
Real Estate Investment Trusts (REITs)	2.5
Pharmaceuticals	2.4
Computers	2.3
Pipelines	2.2
Foods	2.1
Software	2.1
Packaging & Containers	1.7
Building Materials	1.6
Auto Manufacturers	1.5
Apparel	1.3
Machinery-Diversified	1.3
Aerospace & Defense	1.2
Auto Parts & Equipment	1.2
Real Estate	1.2
Healthcare-Products	1.1

Distribution/Wholesale	1.0%
Housewares	1.0
Environmental Control	1.0
Airlines	0.9
Iron/Steel	0.8
Miscellaneous Manufacturing	0.8
Banks	0.7
Chemicals	0.7
Transportation	0.6
Electrical Components & Equipment	0.6
Internet	0.5
Mining	0.5
Gas	0.5
Engineering & Construction	0.5
Lodging	0.4
Advertising	0.3
Machinery-Construction & Mining	0.3
Household Products/Wares	0.3
Insurance	0.1
Electronics	0.1

98.9
Other assets in excess of liabilities	1.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for

See Notes to Financial Statements.

34

additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$72,672*	Due from/to broker-variation margin swaps	$3,724	*

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,219	Unrealized depreciation on OTC forward foreign currency exchange contracts	512

Interest rate contracts	Due from/to broker-variation margin futures	9,877*	Due from/to broker-variation margin futures	4,694	*

Interest rate contracts	Unrealized appreciation on OTC swap agreements	5,869	—	—

		$90,637		$ 8,930

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$27,067
Foreign exchange contracts	—	(5,239)	—
Interest rate contracts	(91,590)	—	6,635

Total	$(91,590)	$(5,239)	$33,702

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$69,746

See Notes to Financial Statements.

PGIM ESG High Yield Fund 35

Schedule of Investments  (continued)

as of August 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Foreign exchange contracts	$—	$(478)	$—
Interest rate contracts	11,060	—	5,869

Total	$11,060	$(478)	$75,615

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,478,818
Futures Contracts - Short Positions (1)	225,987
Forward Foreign Currency Exchange Contracts - Purchased (2)	101,313
Forward Foreign Currency Exchange Contracts - Sold (2)	205,389
Credit Default Swap Agreements - Buy Protection (1)	254,000
Credit Default Swap Agreements - Sell Protection (1)	1,196,295
Total Return Swap Agreements (1)	200,200

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$5,869	$—	$5,869	$—	$5,869
BNYM	1,706	—	1,706	—	1,706
SSB	513	(512)	1	—	1

	$8,088	$(512)	$7,576	$—	$7,576

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

36

Statement of Assets and Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $24,689,572)	$21,930,433
Affiliated investments (cost $1,773,864)	1,774,962
Cash	198
Foreign currency, at value (cost $553)	547
Dividends and interest receivable	369,941
Unrealized appreciation on OTC swap agreements	5,869
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,219
Due from broker—variation margin futures	1,055
Prepaid expenses	35

Total Assets	24,085,259

Liabilities

Audit fee payable	45,500
Custodian and accounting fees payable	17,606
Management fee payable	16,862
Shareholders’ reports payable	7,619
Accrued expenses and other liabilities	5,235
Due to broker—variation margin swaps	4,551
Fund data service fees	3,806
Registration fees payable	2,700
Directors’ fees payable	1,654
Unrealized depreciation on OTC forward foreign currency exchange contracts	512
Affiliated transfer agent fee payable	150
Payable for Fund shares purchased	111
Dividends payable	78
Distribution fee payable	27

Total Liabilities	106,411

Net Assets	$23,978,848

Net assets were comprised of:
Common stock, at par	$28,283
Paid-in capital in excess of par	27,826,200
Total distributable earnings (loss)	(3,875,635)

Net assets, August 31, 2023	$23,978,848

See Notes to Financial Statements.

PGIM ESG High Yield Fund  37

Statement of Assets and Liabilities

as of August 31, 2023

Class A

Net asset value and redemption price per share,
($90,851 ÷ 10,710 shares of common stock issued and outstanding)	$8.48
Maximum sales charge (3.25% of offering price)	0.28

Maximum offering price to public	$8.76

Class C

Net asset value, offering price and redemption price per share,
($12,037 ÷ 1,420 shares of common stock issued and outstanding)	$8.48

Class Z

Net asset value, offering price and redemption price per share,
($283,898 ÷ 33,475 shares of common stock issued and outstanding)	$8.48

Class R6

Net asset value, offering price and redemption price per share,
($23,592,062 ÷ 2,782,717 shares of common stock issued and outstanding)	$8.48

See Notes to Financial Statements.

38

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,336,533
Affiliated dividend income	44,512
Unaffiliated dividend income	16,092

Total income	1,397,137

Expenses
Management fee	114,459
Distribution fee(a)	203
Audit fee	45,500
Custodian and accounting fees	39,994
Registration fees(a)	36,983
Professional fees	36,337
Shareholders’ reports	22,271
Fund data services	21,782
Directors’ fees	9,844
Offering fees	5,128
Transfer agent’s fees and expenses (including affiliated expense of $1,009)(a)	1,547
Miscellaneous	14,328

Total expenses	348,376
Less: Fee waiver and/or expense reimbursement(a)	(250,881)

Net expenses	97,495

Net investment income (loss)	1,299,642

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(370,192)
Futures transactions	(91,590)
Forward currency contract transactions	(5,239)
Swap agreement transactions	33,702
Foreign currency transactions	66

(433,253)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $740)	576,353
Futures	11,060
Forward currency contracts	(478)
Swap agreements	75,615
Foreign currencies	116

662,666

Net gain (loss) on investment and foreign currency transactions	229,413

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,529,055

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	88	115	—	—
Registration fees	10,055	8,906	10,156	7,866
Transfer agent’s fees and expenses	467	113	783	184
Fee waiver and/or expense reimbursement	(10,783)	(9,115)	(13,849)	(217,134)

See Notes to Financial Statements.

PGIM ESG High Yield Fund  39

Statements of Changes in Net Assets

	Year Ended August 31, 2023	December 08, 2021* through August 31, 2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,299,642	$748,760
Net realized gain (loss) on investment and foreign currency transactions	(433,253)	(374,601)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	662,666	(3,339,020)

Net increase (decrease) in net assets resulting from operations	1,529,055	(2,964,861)

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,199)	(1,583)
Class C	(645)	(376)
Class Z	(24,171)	(7,086)
Class R6	(1,500,041)	(912,589)

	(1,527,056)	(921,634)

Fund share transactions
Net proceeds from shares sold	355,174	25,433,669
Net asset value of shares issued in reinvestment of dividends and distributions	1,526,730	921,441
Cost of shares purchased	(307,734)	(65,936)

Net increase (decrease) in net assets from Fund share transactions	1,574,170	26,289,174

Total increase (decrease)	1,576,169	22,402,679

Net Assets:
Beginning of period	22,402,679	—

End of period	$23,978,848	$22,402,679

*	Commencement of operations.

See Notes to Financial Statements.

40

Financial Highlights

Class A Shares
	Year Ended August 31, 2023		December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.49		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.45		0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07		(1.45)
Total from investment operations	0.52		(1.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.53)		(0.33)
Net asset value, end of period	$8.48		$8.49
Total Return(c):	6.34%		(11.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$91		$45
Average net assets (000)	$35		$43
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83	%(e)	0.80	%(f)
Expenses before waivers and/or expense reimbursement	31.62%		64.44	%(f)
Net investment income (loss)	5.31%		4.07	%(f)
Portfolio turnover rate(g)	18%		24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.03% which are being excluded from the Fund’s contractual waiver for the year ended August 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG High Yield Fund 41

Financial Highlights (continued)

Class C Shares
	Year Ended August 31, 2023		December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.48		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.38		0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.09		(1.45)
Total from investment operations	0.47		(1.23)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)		(0.29)
Net asset value, end of period	$8.48		$8.48
Total Return(c):	5.74%		(12.48)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12		$11
Average net assets (000)	$12		$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.51	%(e)	1.50	%(f)
Expenses before waivers and/or expense reimbursement	80.49%		222.32	%(f)
Net investment income (loss)	4.59%		3.28	%(f)
Portfolio turnover rate(g)	18%		24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended August 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended August 31, 2023		December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.49		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46		0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.09		(1.45)
Total from investment operations	0.55		(1.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.56)		(0.35)
Net asset value, end of period	$8.48		$8.49
Total Return(c):	6.62%		(11.76)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$284		$271
Average net assets (000)	$367		$176
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.55	%(e)	0.54	%(f)
Expenses before waivers and/or expense reimbursement	4.33%		16.33	%(f)
Net investment income (loss)	5.55%		4.52	%(f)
Portfolio turnover rate(g)	18%		24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended August 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG High Yield Fund 43

Financial Highlights (continued)

Class R6 Shares
	Year Ended August 31, 2023		December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.48		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48		0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07		(1.45)
Total from investment operations	0.55		(1.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.55)		(0.36)
Net asset value, end of period	$8.48		$8.48
Total Return(c):	6.88%		(11.78)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,592		$22,076
Average net assets (000)	$22,479		$23,304
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.42	%(e)	0.41	%(f)
Expenses before waivers and/or expense reimbursement	1.39%		1.34	%(f)
Net investment income (loss)	5.68%		4.35	%(f)
Portfolio turnover rate(g)	18%		24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended August 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 15 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM ESG High Yield Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM ESG High Yield Fund  45

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued

46

using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM ESG High Yield Fund  47

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

48

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit

PGIM ESG High Yield Fund  49

Notes to Financial Statements (continued)

event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

50

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

PGIM ESG High Yield Fund  51

Notes to Financial Statements (continued)

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or

52

recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM ESG High Yield Fund  53

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadvisers’ performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.50% of average daily net assets up to and including $250 million;	0.50%
0.475% on the next $500 million of average daily net assets;
0.45% on the next $750 million of average daily net assets;
0.425% on the next $500 million of average daily net assets;
0.40% on the next $500 million of average daily net assets;
0.375% on the next $500 million of average daily net assets; and
0.35% of average daily net assets over $3 billion.

The Manager has contractually agreed, through December 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a

54

certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.80%
C	1.50
Z	0.54
R6	0.41

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the reporting period ended August 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$153	$—
C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and

PGIM ESG High Yield Fund  55

Notes to Financial Statements (continued)

shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a fund of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. The Fund may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Government Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds. In addition to the realized and unrealized gains on investments in the Core Funds, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$5,313,004	$3,604,480

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended August 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wm)
$ —	$3,645,850	$2,214,542	$ —	$—	$1,431,308	1,431,308	$19,220

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Short-Term Bond Fund(1)(wm)
$327,166	$ 15,748	$ —	$740	$—	$ 343,654	37,599	$15,749

PGIM Core Ultra Short Bond Fund(1)(wm)
226,095	240,957	467,052	—	—	—	—	9,543
$553,261	$3,902,555	$2,681,594	$740	$—	$1,774,962		$44,512

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wm)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund, PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,527,056	$—	$—	$1,527,056

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$921,634	$—	$—	$921,634

For the year ended August 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$30,378	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$26,736,446	$167,850	$(3,155,875)	$(2,988,025)

PGIM ESG High Yield Fund  57

Notes to Financial Statements (continued)

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of August 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$880,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended August 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

58

The RIC is authorized to issue 96,525,000,000 shares of common stock, $0.01 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	200,000,000
C	300,000,000
Z	600,000,000
R6	400,000,000

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,104	10.3%
C	1,091	76.8
Z	1,109	3.3
R6	2,780,899	99.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	98.3%
Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2023:
Shares sold	8,945	$ 75,608
Shares issued in reinvestment of dividends and distributions	236	1,978
Shares purchased	(3,727)	(31,328)
Net increase (decrease) in shares outstanding	5,454	$ 46,258

Period ended August 31, 2022*:
Shares sold	12,578	$ 118,125
Shares issued in reinvestment of dividends and distributions	155	1,395
Shares purchased	(7,477)	(65,936)
Net increase (decrease) in shares outstanding	5,256	$ 53,584

Class C
Year ended August 31, 2023:
Shares issued in reinvestment of dividends and distributions	77	$ 645
Net increase (decrease) in shares outstanding	77	$ 645

PGIM ESG High Yield Fund  59

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Period ended August 31, 2022*:
Shares sold	1,301	$ 13,000
Shares issued in reinvestment of dividends and distributions	42	376
Net increase (decrease) in shares outstanding	1,343	$ 13,376

Class Z
Year ended August 31, 2023:
Shares sold	31,771	$ 264,602
Shares issued in reinvestment of dividends and distributions	2,878	24,066
Shares purchased	(33,110)	(276,406)
Net increase (decrease) in shares outstanding	1,539	$ 12,262

Period ended August 31, 2022*:
Shares sold	31,128	$ 292,554
Shares issued in reinvestment of dividends and distributions	808	7,081
Net increase (decrease) in shares outstanding	31,936	$ 299,635

Class R6
Year ended August 31, 2023:
Shares sold	1,774	$ 14,964
Shares issued in reinvestment of dividends and distributions	179,122	1,500,041
Net increase (decrease) in shares outstanding	180,896	$ 1,515,005

Period ended August 31, 2022*:
Shares sold	2,501,000	$25,009,990
Shares issued in reinvestment of dividends and distributions	100,821	912,589
Net increase (decrease) in shares outstanding	2,601,821	$25,922,579

*	Commencement of operations was December 08, 2021.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

60

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 29, 2023 will provide a commitment of $1,200,000,000 through September 26, 2024. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed

PGIM ESG High Yield Fund  61

Notes to Financial Statements (continued)

income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or

62

stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are a assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly

PGIM ESG High Yield Fund  63

Notes to Financial Statements (continued)

available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock

64

market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or

PGIM ESG High Yield Fund  65

Notes to Financial Statements (continued)

government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) or synthetic version thereof to determine payment obligations, financing terms, hedging strategies or investment value.

66

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative.

All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM ESG High Yield Fund  67

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM ESG High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG High Yield Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023 and the statements of changes in net assets and the financial highlights for the year ended August 31, 2023 and for the period December 8, 2021 (commencement of operations) through August 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year ended August 31, 2023, and the changes in its net assets and the financial highlights for the year ended August 31, 2023 and for the period December 8, 2021 (commencement of operations) through August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

68

Tax Information (unaudited)

For the period ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 61.13% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended August 31, 2023, the Fund reports the maximum amount allowable but not less than 78.69% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.17% of the dividends paid by the Fund qualify for such deduction.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2023.

PGIM ESG High Yield Fund  69

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

70

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM ESG High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM ESG High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

PGIM ESG High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM ESG High Yield Fund

This Page Intentionally Left Blank

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM ESG High Yield Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM ESG High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM ESG High Yield Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM

Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund record keeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of arising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM ESG High Yield Fund

Approval of Advisory Agreements  (continued)

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund /Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2022. The Board considered that the Fund commenced operations in 2021 and that longer-term performance was not available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable)with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.

●	The Board also noted that the Fund outperformed its peer group average in the first quarter of 2023.

●	The Board considered that the Fund commenced operations on December 8, 2021 and that longer-term performance was not available.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.80% for Class A shares, 1.50% for Class C shares, 0.54% for Class Z shares, and 0.41% for Class R6 shares through December 31, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund to develop a longer performance record and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM ESG High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec. gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C.Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG HIGH YIELD FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGANX	PGAUX	PGAVX	PGAQX

CUSIP	74442J802	74442J885	74442J877	74442J869

MF249E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2023 and August 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $134,000 and $134,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(c) Tax Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(d) All Other Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2023 and August 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 17, 2023